                                                                  EXECUTION COPY
                                                                     Exhibit 4.1
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                                 UNIT AGREEMENT


                                      AMONG


                   REINSURANCE GROUP OF AMERICA, INCORPORATED,

                              RGA CAPITAL TRUST I,

                                   AS ISSUERS,


                              THE BANK OF NEW YORK,

                                    AS AGENT,


                              THE BANK OF NEW YORK,

                                AS WARRANT AGENT,


                                       AND


                              THE BANK OF NEW YORK,

                              AS PROPERTY TRUSTEE,


                          DATED AS OF DECEMBER 18, 2001



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


                                TABLE OF CONTENTS

                                                                                                         Page
                                                                                                         ----

ARTICLE I       Definitions and Other Provisions of General Applications...................................2

    Section 1.1.    Definitions............................................................................2

    Section 1.2.    Compliance Certificates and Opinions...................................................9

    Section 1.3.    Form of Documents Delivered to Agent...................................................9

    Section 1.4.    Acts of Holders; Record Dates.........................................................10

    Section 1.5.    Notices...............................................................................11

    Section 1.6.    Notice to Holders; Waiver.............................................................12

    Section 1.7.    Effect of Headings and Table of Contents..............................................12

    Section 1.8.    Successors and Assigns................................................................12

    Section 1.9.    Separability Clause...................................................................13

    Section 1.10.   Benefits of Agreement.................................................................13

    Section 1.11.   Governing Law.........................................................................13

    Section 1.12.   Legal Holidays........................................................................13

    Section 1.13.   Counterparts..........................................................................13

    Section 1.14.   Inspection of Agreement...............................................................13

ARTICLE II   Certificate Forms............................................................................14

    Section 2.1.   Forms of Certificates Generally; Legends...............................................14

    Section 2.2.   Form of Agent's Certificate of Authentication..........................................15

ARTICLE III   The Units...................................................................................15

    Section 3.1.    Title; Amount; Terms; Form; and Allocation of Purchase Price..........................15

    Section 3.2.    Rights and Obligations Evidenced by the Certificates..................................16

    Section 3.3.    Execution, Authentication, Delivery and Dating........................................16

    Section 3.4.    Temporary Certificates................................................................17

    Section 3.5.    Registration; Registration of Transfer and Exchange...................................18

    Section 3.6.    Separation and Rejoining of Units.....................................................19

    Section 3.7.    Book-Entry Interests..................................................................21

    Section 3.8.    Notices to Holders....................................................................21

    Section 3.9.    Appointment of Successor Clearing Agency..............................................21

    Section 3.10.   Definitive Unit Certificates..........................................................21


    Section 3.11.   Mutilated, Destroyed, Lost and Stolen Certificates....................................22

    Section 3.12.   Persons Deemed Owners.................................................................23

    Section 3.13.   Cancellation..........................................................................23

    Section 3.14.   CUSIP Numbers.........................................................................24

    Section 3.15.   [Reserved.]...........................................................................24

    Section 3.16.   ERISA Considerations..................................................................24

ARTICLE IV    The Preferred Securities....................................................................24

    Section 4.1.    Payment of Distributions; Rights to Distributions Preserved; Distribution
                    Rate Reset............................................................................24

    Section 4.2.   Notice and Voting......................................................................25

    Section 4.3.   Distribution of Debentures.............................................................25

ARTICLE V     Remarketing and Redemption; Early Exercise..................................................25

    Section 5.1.   Remarketing and Redemption.............................................................25

    Section 5.2.   Early Exercise of Warrants; Exchange of Preferred Securities and Repurchase
                   of Debentures..........................................................................28

    Section 5.3.   Change of Control......................................................................28

    Section 5.4.   Certain Rights Following a Remarketing.................................................29

    Section 5.5.   Governing Documents....................................................................30

ARTICLE VI    Remedies....................................................................................30

    Section 6.1.   Unconditional Right of Holders to Receive Payments and to Purchase Common
                   Stock..................................................................................30

    Section 6.2.   Restoration of Rights and Remedies.....................................................30

    Section 6.3.   Rights and Remedies Cumulative.........................................................30

    Section 6.4.   Delay or Omission Not Waiver...........................................................31

    Section 6.5.   Undertaking for Costs..................................................................31

    Section 6.6.   Waiver of Stay or Extension Laws.......................................................31

ARTICLE VII   The Agent...................................................................................31

    Section 7.1.    Certain Duties and Responsibilities...................................................31

    Section 7.2.    Notice of Default.....................................................................32

    Section 7.3.    Certain Rights of Agent...............................................................32

    Section 7.4.    Not Responsible for Recitals or Issuance of Securities................................33

    Section 7.5.    May Hold Securities...................................................................34

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
    Section 7.6.    Money Held in Custody.................................................................34

    Section 7.7.    Compensation and Reimbursement........................................................34

    Section 7.8.    Corporate Agent Required; Eligibility.................................................35

    Section 7.9.    Resignation and Removal; Appointment of Successor.....................................35

    Section 7.10.   Acceptance of Appointment by Successor................................................36

    Section 7.11.   Merger, Conversion, Consolidation or Succession to Business...........................36

    Section 7.12.   Preservation of Information; Communications to Holders................................37

    Section 7.13.   No Obligations of Agent...............................................................37

    Section 7.14.   Tax Compliance........................................................................37

ARTICLE VIII   Supplemental Agreements....................................................................38

    Section 8.1.   Supplemental Agreements Without Consent of Holders.....................................38

    Section 8.2.   Supplemental Agreements With Consent of Holders; Other Fiduciaries.....................38

    Section 8.3.   Execution of Supplemental Agreements...................................................39

    Section 8.4.   Effect of Supplemental Agreements......................................................39

    Section 8.5.   Reference to Supplemental Agreements...................................................39

ARTICLE IX    Consolidation, Merger, Sale Or Conveyance...................................................39

    Section 9.1.   Company May Consolidate, Etc., Only on Certain Terms...................................39

    Section 9.2.   Successor Corporation Substituted......................................................40

ARTICLE X     Covenants...................................................................................41

    Section 10.1.   Performance Under Agreements..........................................................41

    Section 10.2.   Maintenance of Office or Agency.......................................................41

    Section 10.3.   Statements of Officers of the Company as to Compliance................................41

    Section 10.4.   Statement by Officers as to Default...................................................42

    Section 10.5.   Calculation of Original Issue Discount................................................42

ARTICLE XI    Representations of the Agent................................................................42

    Section 11.1.   Representations and Warranties of the Agent...........................................42

ARTICLE XII   The Warrant Agent and The Property Trustee..................................................43

    Section 12.1.   Certain Duties and Responsibilities...................................................43

EXHIBIT A   Form of Face of Unit Certificate.............................................................A-1

EXHIBIT B   Form of Election not to Remarket.............................................................B-1

EXHIBIT C   Notice of Exercising Remarketing Holder......................................................C-1

EXHIBIT D   Notice of Change of Control Redemption Election..............................................D-1

EXHIBIT E   Notice of Change of Control Exchange and Repurchase..........................................E-1

EXHIBIT F   Fee Schedule.................................................................................F-1

         UNIT AGREEMENT, dated as of December 18, 2001, among Reinsurance Group of America, Incorporated, a Missouri corporation (the "COMPANY"), RGA Capital Trust I, a statutory Delaware business trust (the "Trust"), The Bank of New York, acting as Agent for the Holders of the Units from time to time (the "AGENT"), The Bank of New York, as Warrant Agent, The Bank of New York, as Property Trustee for the Trust and The Bank of New York (Delaware), as Delaware Trustee (the "DELAWARE TRUSTEE").

                                    RECITALS:

         WHEREAS, in connection with an Underwriting Agreement between the Issuers and the Underwriters, the Issuers desire to issue Trust Preferred Income Equity Redeemable SecuritiesSM (PIERSSM) Units (the "UNITS") consisting of:

              (i) Preferred Securities, stated liquidation amount $50 per preferred security, issued by the Trust pursuant to the Trust Agreement, as guaranteed by the Company pursuant to and to the extent set forth in the Guarantee Agreement, and to the extent distributed by the Trust, the Debentures; and

              (ii) Warrants issued by the Company pursuant to the Warrant Agreement;

         WHEREAS, concurrently with the issuance of the Preferred Securities, the Trust will invest the proceeds thereof, together with the proceeds of the issuance to the Company of the common securities of the Trust (the "COMMON SECURITIES" and, together with the Preferred Securities, the "TRUST SECURITIES"), in the Debentures;

         WHEREAS, the Issuers and each of the respective agents and trustees have duly authorized, executed and delivered this Agreement, the Trust Agreement, the Warrant Agreement, the Indenture, the Guarantee Agreement, the Remarketing Agreement and the Calculation Agency Agreement, as the case may be;

         WHEREAS, the Issuers have duly authorized and have done all things necessary to issue, and cause the issuance of, the Trust Securities, the Warrants, the Debentures and the Guarantee, as the case may be, pursuant to the Trust Agreement, the Warrant Agreement, the Indenture and the Guarantee Agreement, respectively;

         WHEREAS, all capitalized terms that are used but not defined above have the meanings assigned to them in this Agreement below;

                              W I T N E S S E T H :
                              --------------------

         NOW, THEREFORE, for and in consideration of the premises and the purchase of the Units by the Holders thereof, it is mutually agreed as follows:

                                   ARTICLE I

                        Definitions and Other Provisions
                             of General Applications

Section 1.1.      Definitions.

         For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

              (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular, and nouns and pronouns of the masculine gender include the feminine and neutral genders;

              (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States;

              (c) the words "HEREIN," "HEREOF" and "HEREUNDER" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, Exhibit or other subdivision;

              (d) all terms not defined herein have the meanings assigned to them in the Trust Agreement;

              (e) any reference herein to an agreement entered into in connection with the issuance of securities contemplated therein as of the date hereof shall mean such agreement as it may be amended, modified or supplemented in accordance with its terms; and

              (f) the following terms have the meanings given to them in this
         Section 1.1(e):

         "ACCRETED VALUE" has the meaning given to it in the Trust Agreement.

         "ACT" when used with respect to any Holder, has the meaning given to it in Section 1.4.

         "ACTION EXPIRATION DATE" has the meaning given to it in Section 1.4(e).

         "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "AGENT" means the Person named as the "Agent" in the first paragraph of this instrument until a successor Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Agent" shall mean such Person.

         "AGREEMENT" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more agreements supplemental hereto entered into pursuant to the applicable provisions hereof.

         "APPLICABLE PROCEDURES" means, with respect to any transfer or exchange of or for the beneficial interests in the Global Unit Certificates, the rules and procedures of the Depositary that apply to such transfer or exchange.

         "APPLICANTS" has the meaning given to it in Section 7.12.

         "BANKRUPTCY CODE" means Title 11 of the United States Code, or any other law of the United States that from time to time provides a uniform system of bankruptcy laws.

         "BENEFICIAL OWNER" means, with respect to a Global Unit Certificate, a Person who is the beneficial owner of such Book-Entry Interest as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case, in accordance with the rules of such Clearing Agency).

         "BOARD OF DIRECTORS" means the board of directors of the Company or a duly authorized committee of that board.

         "BOARD RESOLUTION" means one or more resolutions of the Board of Directors, a copy of which has been certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Agent.

         "BOOK-ENTRY INTEREST" means a beneficial interest in a Global Unit Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 3.7.

         "BUSINESS DAY" means any day, other than a Saturday or Sunday, that is not a day on which banking institutions in the Borough of Manhattan, the City of New York, St. Louis, Missouri or Wilmington, Delaware are authorized or required by law, regulation or executive order to close.

         "CALCULATION AGENT" means Reinsel & Company LLP as the calculation agent under the Calculation Agreement, and any successor thereto.

         "CALCULATION AGREEMENT" means the Calculation Agency Agreement dated as of December 18, 2001 between the Company and the Calculation Agent, as amended, supplemented or replaced from time to time.

         "CERTIFICATE" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Securities specified on such Certificate, substantially in the form of Exhibit A hereto.

         "CHANGE OF CONTROL" has the meaning given to it in the Trust Agreement.

         "CHANGE OF CONTROL NOTICE DATE" has the meaning given to it in Section 5.3.

         "CHANGE OF CONTROL REDEMPTION RIGHT" has the meaning given to it in
Section 5.3.

         "CHANGE OF CONTROL REPURCHASE RIGHT" has the meaning given to it in
Section 5.3.

         "CLEARING AGENCY" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as a depositary for the Securities and in whose name, or in the name of a nominee of that organization, shall be registered a Global Unit Certificate and which shall undertake to effect book entry transfers and pledges of the Securities.

         "CLEARING AGENCY PARTICIPANT" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMMON STOCK" means the common stock, par value $0.01 per share, of the Company.

         "COMPANY" has the meaning given to it in the Preamble.

         "CORPORATE TRUST OFFICE" means the principal corporate trust office of the Agent at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at 101 Barclay Street, 21 West, New York, New York 10286 Attention: Corporate Trust Administration.

         "COUPON RATE" means the percentage rate per annum at which each Debenture will bear interest initially which rate, on and after the Remarketing Settlement Date, will be the Reset Rate established in the Remarketing on the Remarketing Settlement Date, in each case, pursuant to the Indenture.

         "DEBENTURE CERTIFICATES" has the meaning given to it in Section 3.10.

         "DEBENTURES" means the 5.75% Junior Subordinated Deferrable Interest Debentures due 2051 to be issued by the Company pursuant to the Indenture.

         "DECLARATION" means the Trust Agreement.

         "DEFINITIVE UNIT CERTIFICATES" means definitive, physical fully registered Certificates delivered in accordance with Section 3.10.

         "DEPOSITARY" means DTC until another Clearing Agency becomes its successor.

         "DISTRIBUTION RATE" has the meaning given to it in the Trust Agreement.

         "DTC" means The Depository Trust Company, the initial Clearing Agency.

         "EARLY EXERCISE" has the meaning given to it in Section 5.2.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time, and the rules and regulations promulgated thereunder.

         "EXCHANGE AGENT" has the meaning given to it in the Trust Agreement.

         "EXERCISE CONDITIONS" has the meaning given to it in the Warrant Agreement.

         "EXERCISE PRICE" has the meaning given to it in the Warrant Agreement.

         "EXERCISING HOLDER" has the meaning given to it in Section 5.1.

         "EXPIRATION DATE" has the meaning given to it in the Warrant Agreement.

         "FAILED REMARKETING" has the meaning given to it in Section 5.1.

         "GLOBAL UNIT CERTIFICATE" has the meaning given to it in Section 2.1.

         "GUARANTEE AGREEMENT" means the Guarantee Agreement dated as of December 18, 2001 between the Company and the Guarantee Trustee, as amended or supplemented from time to time.

         "GUARANTEE TRUSTEE" means The Bank of New York, as trustee under the Guarantee Agreement, or any successor thereto

         "HOLDER," when used with respect to a Security, means the Person in whose name the Security evidenced by a Certificate is registered which, so long as the Units are held in the form of one or more Global Unit Certificates, shall be the Depositary or its nominee in the Register; provided, however, that in determining whether the Holders of the requisite number of Units have voted on any matter, then for the purpose of such determination only (including, without limitation, any notice hereunder), if the Units remain in the form of one or more Global Unit Certificates and if the Clearing Agency which is the holder of such Global Unit Certificate has sent an omnibus proxy assigning voting rights to the Clearing Agency Participants to whose accounts the Securities are credited on the record date, the term "Holder" shall mean such Clearing Agency Participant acting at the direction of the Beneficial Owners.

         "INDENTURE" means the Junior Subordinated Indenture, dated as of December 18, 2001, between the Company and the Indenture Trustee, as amended by the First Supplemental Indenture dated as of December 18, 2001, as further amended and supplemented (including any provisions of the TIA that are deemed incorporated therein), pursuant to which the Debentures are to be issued.

         "INDENTURE TRUSTEE" means The Bank of New York, as trustee under the Indenture, or any successor thereto.

         "ISSUE DATE" means the date of issue of the Units, December 18, 2001.

         "ISSUERS ORDER" or "ISSUER REQUEST" means a written request or order signed in the name of the Company by its President or a Vice Chair or a Senior Executive Vice President and by its Treasurer, its Secretary or an Assistant Secretary, and delivered to the Agent.

         "ISSUERS" is a collective reference to the Company and the Trust.

         "LEGAL CAUSE REMARKETING EVENT" has the meaning given to it in the Trust Agreement.

         "MATURITY REMARKETING DATE" has the meaning given to it in the Trust Agreement.

         "NOTICE OF REDEMPTION" has the meaning given to it in the Warrant Agreement.

         "OFFICERS' CERTIFICATE" means a certificate signed by the Chairman, a Vice Chairman, the President, the Chief Financial Officer or Vice President, and the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary, of the Company, and delivered to the Agent. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Agreement shall include:

              (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

              (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

              (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

              (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

         "OPERATIVE DOCUMENTS" means this Agreement, the Trust Agreement, the Guarantee, the Indenture, the Warrant Agreement, the Calculation Agency Agreement and the Remarketing Agreement.

         "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel for the Company (and who may be an employee of the Company), and who shall be reasonably acceptable to the Agent. An opinion of counsel may rely on certificates as to matters of fact.

         "OUTSTANDING SECURITIES," with respect to any Security means, as of the date of determination, all Securities evidenced by Certificates theretofore authenticated, executed and delivered under this Agreement, except:

              (i) Securities evidenced by Certificates theretofore cancelled by the Agent or delivered to the Agent for cancellation or deemed cancelled pursuant to the provisions of this Agreement; and

              (ii) Securities evidenced by Certificates in exchange for or in lieu of which other Certificates have been authenticated, executed on behalf of the Holder and delivered pursuant to this Agreement, other than any such Certificate in respect of which there shall have been presented to the Agent proof satisfactory to it that such Certificate is held by a bona fide purchaser in whose hands the Security evidenced by such Certificate are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite number of the Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be Outstanding Securities, except that, in determining whether the Agent shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Agent knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding Securities if the pledgee establishes to the satisfaction of the Agent the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any Affiliate of the Company.

         "PARTY" or "PARTIES" have the respective meanings given to them in
Section 12.1.

         "PAYMENT DATE" means each March 15, June 15, September 15 and December 15, commencing March 15, 2002.

         "PERSON" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity of whatever nature.

         "PLAN" means an employee benefit plan that is subject to ERISA, a plan or individual retirement account that is subject to Section 4975 of the Code or any entity whose assets are considered assets of any such plan.

         "PREDECESSOR CERTIFICATE" of any particular Certificate means every previous Certificate evidencing all or a portion of the rights and obligations of the Issuers and the Holder under the Securities evidenced thereby; and, for the purposes of this definition, any Certificate authenticated and delivered under Section 3.11 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Certificate shall be deemed to evidence the same rights and obligations of the Issuers and the Holder as the mutilated, destroyed, lost or stolen Certificate.

         "PREFERRED SECURITIES" means the Preferred Securities of the Trust, each having a stated liquidation amount of $50, representing preferred undivided beneficial interests in the assets of the Trust.

         "PROPERTY TRUSTEE" means The Bank of New York, as property trustee under the Trust Agreement, or any successor thereto.

         "RECORD DATE" with respect to any Payment Date, means the Business Day immediately preceding such Payment Date.

         "REDEMPTION" has the meaning given to it in the Warrant Agreement.

         "REGISTER" and "REGISTRAR" have the respective meanings given to them in Section 3.5.

         "REMARKETING" has the meaning given to it in the Trust Agreement.

         "REMARKETING AGENT" means the remarketing agent under the Remarketing Agreement.

         "REMARKETING AGREEMENT" means a Remarketing Agreement dated as of December 18, 2001 among the Company, the Trust and the Remarketing Agent.

         "REMARKETING DATE" has the meaning given to it in the Unit Agreement.

         "REMARKETING EVENT" has the meaning given to it in the Trust Agreement.

         "REMARKETING SETTLEMENT DATE" with respect to any Remarketing, means the date which is three Business Days following the applicable Remarketing Date.

         "REQUIRED REPURCHASE DATE" has the meaning given to it in the Trust Agreement.

         "RESET RATE" has the meaning given to it in the Trust Agreement.

         "RESPONSIBLE OFFICER," when used with respect to the Agent, means any officer within the corporate trust department of the Agent, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Agent who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Agreement.

         "SECURITY" means the collective rights and obligations of a Holder of a Certificate in respect of a Preferred Security, a Debenture and a Warrant.

         "TIA" means the Trust Indenture Act of 1939, as amended.

         "TO EXTENSION" has the meaning given to it in the Warrant Agreement.

         "TRADING REMARKETING EVENT" has the meaning given to it in the Trust Agreement.

         "TRUST" has the meaning given to it in the Preamble.

         "TRUST AGREEMENT" means the Amended and Restated Trust Agreement of RGA Capital Trust I, dated as of December 18, 2001, among the Company, as the Depositor, and The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, the Administrative Trustees named therein.

         "TRUST SECURITIES" has the meaning given to it in the Recitals hereto.

         "UNDERWRITERS" means Lehman Brothers Inc. and the other underwriters named in the Underwriting Agreement.

         "UNDERWRITING AGREEMENT" means the Underwriting Agreement dated December 12, 2001 among the Company, the Trust and the Underwriters.

         "UNIT" has the meaning given to it in the Recitals hereto.

         "VICE PRESIDENT" means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

         "WARRANT" means the Warrants issued by the Company pursuant to the Warrant Agreement representing the right to purchase Common Stock.

         "WARRANT AGENT" means The Bank of New York, as warrant agent under the Warrant Agreement, or any successor thereto.

         "WARRANT AGREEMENT" means the Warrant Agreement dated as of December 18, 2001 between the Company and the Warrant Agent, as amended and supplemented, pursuant to which the Warrants are issued.

         "WARRANT REDEMPTION AMOUNT" has the meaning given to it in the Warrant Agreement.

         "WARRANT SHARES" has the meaning given to it in the Warrant Agreement.

Section 1.2.      Compliance Certificates and Opinions.

         Except as otherwise expressly provided by this Agreement, upon any application or request by the Company and/or the Trust to the Agent to take any action in accordance with any provision of this Agreement, the Company shall furnish to the Agent an Officers' Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and, if requested by the Agent, an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

              (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

              (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

              (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

              (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.3.      Form of Documents Delivered to Agent.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

Section 1.4.      Acts of Holders; Record Dates.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Agent and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 7.1) conclusive in favor of the Agent and the Company, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Agent deems sufficient.

         (c) The ownership of Securities shall be proved by the Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Certificate.

         (e) The Company may but need not set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Agreement to be given, made or taken by Holders of Securities. If any record date is set pursuant to this paragraph, the Holders of the Outstanding Securities, on such record date, and no other Holders, shall be entitled to take the relevant action with respect to the Securities, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Action Expiration Date by Holders of the requisite number of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and be of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite number of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Agent in writing and to each Holder of Securities in the manner set forth in Section 1.6.

         With respect to any record date set pursuant to this Section, the Company may designate any date as the "ACTION EXPIRATION DATE" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Action Expiration Date is given to the Agent in writing, and to each Holder of Securities in the manner set forth in Section 1.6, on or prior to the existing Action Expiration Date. If an Action Expiration Date is not designated with respect to any record date set pursuant to this Section, the Company shall be deemed to have initially designated the 180th day after such record date as the Action Expiration Date with respect thereto, subject to its right to change the Action Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Action Expiration Date shall be later than the 180th day after the applicable record date.

Section 1.5. Notices.

         Any notice or communication is duly and sufficiently given if in writing and delivered in Person or mailed by first class mail (registered or certified, return receipt requested), telecopier (with receipt confirmed) or overnight air courier guaranteeing next day delivery, to the others' address; provided that notice shall be deemed given to the Agent only upon receipt thereof:

             If to the Agent, the Property Trustee or the Indenture Trustee:

                 The Bank of New York
                 101 Barclay Street
                 Floor 21 West
                 New York, New York 10286
                 Telecopier No.: 212-815-5915
                 Attention:  Corporate Trust Administration

             If to the Warrant Agent:

                 The Bank of New York
                 101 Barclay Street
                 Floor 21 West

                 New York, New York 10286
                 Telecopier No.: 212-815-5915
                 Attention:  Corporate Trust Administration

             If to the Company:

                 Reinsurance Group of America, Incorporated
                 1370 Timberlake Manor Parkway
                 Chesterfield, Missouri 63017
                 Telecopier No.:  636-736-7839
                 Attention:  Chief Financial Officer

             If to the Trust:

                 c/o Reinsurance Group of America, Incorporated
                 1370 Timberlake Manor Parkway
                 Chesterfield, Missouri 63017
                 Telecopier No.:  636-736-7839
                 Attention:  Chief Financial Officer

Section 1.6. Notice to Holders; Waiver.

         Where this Agreement provides for notice to Holders of any event, such notice shall be duly and sufficiently given (unless otherwise herein expressly provided) if in writing and (i) hand-delivered (including to the Depositary) or
(ii) mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Agent, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Agent shall constitute a sufficient notification for every purpose hereunder.

Section 1.7. Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.8. Successors and Assigns.

         All covenants and agreements in this Agreement by the Company shall bind its successors and assigns, whether so expressed or not.

Section 1.9.  Separability Clause.

         In case any provision in this Agreement or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof and thereof shall not in any way be affected or impaired thereby.

Section 1.10. Benefits of Agreement.

         Nothing in this Agreement or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and, to the extent provided hereby, the Holders, any benefits or any legal or equitable right, remedy or claim under this Agreement. The Holders from time to time shall be beneficiaries of this Agreement and shall be bound by all of the terms and conditions hereof and of the Securities evidenced by their Certificates by their acceptance of delivery of such Certificates.

Section 1.11. Governing Law.

         This Agreement and the Securities shall be governed by and construed in accordance with the laws of the State of New York. Without limiting the foregoing, (i) matters pertaining to the Preferred Securities governed by the Trust Agreement shall be governed by and construed in accordance with the laws of Delaware and (ii) the validity of the Warrant Shares shall to the extent provided in the Warrant Agreement be governed by Missouri law.

Section 1.12. Legal Holidays.

         In any case where any Payment Date shall not be a Business Day, then (notwithstanding any other provision of this Agreement or the Certificates) payment of any amounts otherwise payable on such date shall not be made on such date, but such payments shall be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, provided that no interest shall accrue or be payable for the period from and after any such Payment Date, except that, if such next succeeding Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day with the same force and effect as if made on such Payment Date.

Section 1.13. Counterparts.

         This Agreement may be executed in any number of counterparts by the parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

Section 1.14. Inspection of Agreement.

         A copy of this Agreement shall be available at all reasonable times during normal business hours at the Corporate Trust Office for inspection by any Holder or Beneficial Owner.

                                   ARTICLE II

                                Certificate Forms

Section 2.1. Forms of Certificates Generally; Legends.

         (a) Each Unit will consist of one Preferred Security and one Warrant. The Certificates shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing the Units or Securities evidenced by such Certificates, consistent with the provisions of this Agreement, as evidenced by their execution thereof.

         Initially, the Units shall be offered and sold by the Underwriters, pursuant to the Underwriting Agreement, and shall be issued initially in the form of one or more permanent global certificates in registered form in substantially the form set forth in Exhibit A (a "GLOBAL UNIT CERTIFICATE"), deposited with the Agent, as custodian for DTC, as Depositary, duly executed by each Issuer and authenticated by the Agent as hereinafter provided. The aggregate number of the Global Unit Certificates may from time to time be increased or decreased by adjustments made on the records of the Agent, as custodian for the Depositary, as hereinafter provided. Increases or decreases in the number of Units represented by the Global Unit Certificates shall be specified in the "Schedule of Increases or Decreases in Global Certificates" attached thereto or otherwise in accordance with the Applicable Procedures.

         (b) Every Global Unit Certificate authenticated, executed on behalf of the Holders and delivered hereunder shall bear a legend in substantially the following form:

         "THIS CERTIFICATE IS A GLOBAL UNIT CERTIFICATE WITHIN THE MEANING OF THE UNIT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "DEPOSITARY"), OR A NOMINEE OF THE DEPOSITARY. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE UNIT AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR

         VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."

         Every Unit Certificate (whether a Global Unit Certificate or Definitive Unit Certificate) representing a Security shall bear a legend to the following effect:

         "THE CONSTITUENT COMPONENTS OF THIS UNIT MUST BE SEPARATED PRIOR TO TRANSFER (EXCEPT AS PART OF A UNIT) AS PROVIDED IN THE UNIT AGREEMENT."

         Finally, the Warrants and Preferred Securities which constitute components of the Units shall bear additional legends as set forth in the Warrant Agreement and the Trust Agreement, respectively.

Section 2.2. Form of Agent's Certificate of Authentication.

         The form of the Agent's certificate of authentication of the Securities shall be in substantially the form set forth on the form of the Certificates.

         ARTICLE III

                                    The Units

Section 3.1. Title; Amount; Terms; Form; and Allocation of Purchase Price.

         The Units shall be designated the "Trust Preferred Income Equity Redeemable Securities (PIERS(SM)) Units(SM)" of the Issuers. The aggregate number of Units evidenced by Certificates executed by the Issuers and authenticated and delivered by the Agent hereunder shall be limited to 4,500,000 (or up to 5,175,000 to the extent Underwriters exercise their option to purchase additional Units, as set forth in the Underwriting Agreement), except for Units executed, authenticated and delivered upon registration of transfer of, in exchange for, or in lieu of, other Certificates pursuant to Sections 3.4, 3.5, 3.10, 3.13 or 8.5.

         As long as the Units held by the Holders thereof are held as units, rather than as separated components pursuant to Section 3.16, then the Holders shall be entitled to the rights and benefits of the terms and other provisions of the Units, the Preferred Securities (including the Guarantee), the Warrant and the Debentures pursuant to this Agreement, the Trust Agreement, the Guarantee, the Warrant Agreement and the Indenture, respectively, and of the Remarketing Agreement.

         The Units shall be issuable only in registered form, in denominations of a single Unit and any integral multiple thereof, and shall be issued in the form of one or more Global Unit Certificates pursuant to Article II. The terms and provisions contained in the Global Unit Certificates shall constitute and are expressly a part of this Agreement. To the extent that terms and other provisions of the Units contained in this Agreement differ or are inconsistent with those contained in the Global Unit Certificates, then this Agreement shall govern.

         On the date of issuance of the Units, the Company shall allocate $35.13 of the purchase price thereof to the Preferred Securities and $14.87 of the purchase price thereof to the Warrants. By accepting a beneficial ownership interest in a Unit, the Holder thereof agrees to treat the Unit as an investment unit consisting of a Preferred Security and a Warrant, and to allocate the purchase price of the Unit as set forth above.

Section 3.2. Rights and Obligations Evidenced by the Certificates.

         Each Certificate shall evidence the number of Units specified therein, with each such Certificate representing the ownership by the Holder thereof of a beneficial interest in a Preferred Security (or Debenture upon a distribution of a Debenture for a Preferred Security pursuant to the Trust Agreement and the Indenture) and a Warrant and entitling the Holder to the benefits of the Operative Documents and all agreements ancillary thereto.

Section 3.3. Execution, Authentication, Delivery and Dating.

         Subject to the provisions of Section 3.6 hereof, upon the execution and delivery of this Agreement, and at any time and from time to time thereafter, the Company and the Trust may deliver Certificates executed by the Company and an Administrative Trustee on behalf of the Trust to the Agent for authentication, execution on behalf of the Holders and delivery, together with its Issuers Order for authentication of such Certificates, and the Agent in accordance with such Issuers Order shall authenticate and deliver such Certificates, on behalf of the Issuers, to the Holders. In authenticating such Securities, and accepting the additional responsibilities under this Agreement in relation to such Securities, the Agent shall be entitled to receive, and, shall be fully protected in relying upon:

              (a) copy of the resolution or resolutions of the Board of Directors in or pursuant to which the terms and form of the Securities were established, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect as of the date of such certificate, and if the terms and form of such Securities are established by an Officers' Certificate pursuant to general authorization of the Board of Directors, such Officers' Certificate;

              (b) an Officers' Certificate delivered in accordance with Section 1.2; and

              (c) an Opinion of Counsel which shall state substantially to the effect that:

              (1) that the terms of such Securities have been established in all material respects in accordance with Section 2.1 and in conformity in all material respects with the other provisions of this Agreement; and

              (2) that such Securities, when authenticated and delivered by the Agent and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

         The Agent shall have the right to decline to authenticate and deliver any Securities under this Section if the Agent, being advised by counsel, determines that such action may not lawfully be taken or if the Agent in good faith shall determine that such action would expose the Agent to personal liability to existing Holders.

         The Certificates shall be executed in the name and on behalf of the Company (in respect of the Warrants) by its Chairman of the Board of Directors, its Vice Chairman of the Board of Directors, President, any Executive Vice President, any Senior Vice President or its Treasurer and by its Secretary or an Assistant Secretary and the Certificates shall be executed in the name and on behalf of the Trust (in respect of the Preferred Securities) by an Administrative Trustee. Such signatures may be manual or facsimile signature of the present or any future holder of such office and may be imprinted or otherwise reproduced or the Certificates.

         In case any officer of the Company or Administrative Trustee of the Trust who shall have signed any Certificate either manually or by facsimile signature shall cease to be such officer or Administrative Trustee, as the case may be, before the Certificate so signed shall have been countersigned, authenticated and delivered by the Agent, such Certificate nevertheless may be countersigned, authenticated and delivered as though the person who signed such Certificate had not ceased to be such officer of the Company or Administrative Trustee, as the case may be; and any Certificate may be, signed on behalf of the Company or Administrative Trustee, as the case may be, by such person as, at the actual date of the execution of such Certificate, shall be a proper officer of the Company or Administrative Trustee, as the case may be, although at the date of the execution of this Agreement such person was not such an officer.

         Each Certificate shall be dated the date of its authentication.

         No Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by an authorized signatory of the Agent by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.

Section 3.4. Temporary Certificates.

         Pending the preparation of Definitive Unit Certificates, the Company may execute and deliver to the Agent, and, upon the order of the Company, the Agent shall authenticate, execute on behalf of the Holders, and deliver, in lieu of such Definitive Unit Certificates, temporary Certificates which are in substantially the form set forth in Exhibit A hereto, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed, engraved thereon or otherwise produced as may be required by the rules of any securities exchange on which the Securities are listed, or as may, consistently herewith, be determined by the officers of the Company executing such Certificates, as evidenced by their execution of the Certificates.

         If temporary Certificates are issued, the Company will cause permanent Certificates to be prepared without unreasonable delay. After the preparation of Definitive Unit Certificates, the temporary Certificates shall be exchangeable for permanent Certificates upon surrender of the temporary Certificates at the Corporate Trust Office, at the expense of the Company and without charge to the Holder. Upon surrender for cancellation of any one or more temporary

Certificates, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, one or more permanent Certificates of like tenor and denominations and evidencing a like number of Securities as the temporary Certificate or Certificates so surrendered. Until so exchanged, the temporary Certificates shall in all respects evidence the same benefits and the same obligations with respect to the Securities evidenced thereby as Definitive Unit Certificates.

Section 3.5. Registration; Registration of Transfer and Exchange.

         The Agent shall maintain at the Corporate Trust Office a register (the "REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Agent shall provide for the registration of Certificates and of transfers of Certificates (the Agent, in such capacity, the "REGISTRAR"). The Register shall be in written form or in any other form capable of being converted to written form within a reasonable time.

         No beneficial interest in a Warrant or a Preferred Security that is a component of a Unit represented by a Certificate may be transferred or exchanged (except by a transfer or exchange of such Unit) until such components have been separated in accordance with Section 3.6 hereof, and each Certificate shall bear a legend to that effect as set forth in Exhibit A.

         Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, and subject to compliance under this Section 3.5, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the designated transferee or transferees, and deliver, in the name of the designated transferee or transferees, one or more new Certificates of any authorized denominations, like tenor, and evidencing a like number of Securities.

         At the option of the Holder, Certificates may be exchanged for other Certificates, of any authorized denominations and evidencing a like number of Securities upon surrender of the Certificates to be exchanged at the Corporate Trust Office. Whenever any Certificates are so surrendered for exchange, and subject to compliance under this Section 3.5, the Company and the Trust shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver the Certificates which the Holder making the exchange is entitled to receive.

         All Certificates issued upon any registration of transfer or exchange of a Certificate shall evidence the ownership of the same number of Securities, and be entitled to the same benefits and subject to the same obligations, under this Agreement as the Securities evidenced by the Certificate surrendered upon such registration of transfer or exchange. Every Certificate presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Agent) be properly endorsed or accompanied by appropriate written instruments of transfer and written instructions for transfer, all in form satisfactory to the Company, the Trust and the Agent duly executed, by the Holder thereof or by the duly appointed legal representative thereof, or a duly authorized attorney, such signature to be guaranteed by (a) a bank or trust company, (b) a broker or dealer that is a member of the National Association of Securities Dealers, Inc. (the "NASD") or (c) a member of a national securities exchange.

         No service charge shall be made for any registration of transfer or exchange of a Certificate, but the Company and the Agent may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than any exchanges pursuant to Sections 3.6, 3.7 and 8.5 not involving any transfer.

         Notwithstanding the foregoing, the Company and the Trust shall not be obligated to execute and deliver to the Agent, and the Agent shall not be obligated to authenticate and deliver any Certificate in exchange for any other Certificate presented or surrendered for registration of transfer or for exchange on or after the Business Day immediately preceding the Expiration Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Agent shall deliver the consideration received on such Expiration Date (which may be shares of Common Stock issuable in respect of the exercise of Warrants forming a part of the Securities evidenced by such other Certificate, Warrant Redemption Amount receivable upon a Redemption of such Warrants or Remarketing Proceeds receivable upon a contemporaneous Remarketing of the Preferred Securities forming a part of the Securities evidenced by such other Certificate), subject to the applicable conditions and in accordance with the applicable provisions of Article Five hereof.

Section 3.6. Separation and Rejoining of Units.

         At any time after initial issuance of the Units, the Preferred Security and Warrant components of any Unit may be separated by the Holder and thereafter owned and transferred separately and, (i) in the event of an election to exercise the Warrant component prior to the Remarketing Date (as provided in Section 5.2), (ii) in the event of an election to have Warrants redeemed upon a Redemption (as provided in Section 5.1 and Section 5.01 of the Warrant Agreement) (iii), in the event of an exercise of the Warrant in lieu of a Redemption (as provided in Section 5.1), (iv) in the event of an election to have Preferred Securities exchanged for Debentures, pursuant to the Trust Agreement and the Indenture, and to have such Debentures then repurchased, pursuant to the Trust Agreement and the Indenture, following an exercise of Warrants other than in lieu of a Redemption, (v) upon a Change of Control (pursuant to Section 5.3) or (vi) in the event of a Remarketing, then the Preferred Security and Warrant components of any Unit shall be separated from the Unit. In the event of any separation of the components of a Unit:

              (i) if such Unit is represented by a Definitive Unit Certificate, the Holder shall present such Definitive Unit Certificate to the Agent for cancellation and the Agent shall so notify the Registrar and shall return the Preferred Security and Warrant components of such Unit to the Property Trustee and Warrant Agent, respectively, with an instruction for them to authenticate and countersign, as the case may be, and deliver to, or upon the instruction of, such Holder a separated Preferred Security and a separated Warrant Certificate, bearing the separate CUSIP numbers assigned to the Preferred Security and the Warrant, respectively; and

              (ii) if such Unit is represented by the Global Unit Certificate, the Agent shall make the necessary endorsement to the "Schedule of Increases or Decreases in Global Unit Certificate" attached to the Global Unit Certificate or otherwise comply with the Applicable Procedures to reduce the amount of Units represented thereby and shall instruct the Property Trustee and the Warrant Agent to effect a corresponding increase in the Preferred Securities and the Warrants, respectively, represented by global certificates bearing separate CUSIP numbers assigned to the Preferred Security and the Warrant, respectively. The Agent shall make such other necessary endorsements to the Global Unit Certificates consistent with the terms of this Agreement to reflect the appropriate number of Units represented thereby.

         Following a Remarketing of the Preferred Security component of a Unit,
(i) if such Unit is represented by a Definitive Certificate, the Holder shall present such Definitive Unit Certificate to the Agent for cancellation and the Agent shall so notify the Registrar and shall return the Preferred Security and Warrant components of such Unit to the Property Trustee and the Warrant Agent, respectively, with an instruction for them to authenticate and countersign, as the case may be, and deliver to, or upon the instruction of the Remarketing Agent a Preferred Security bearing the separate CUSIP number assigned to the Preferred Security and (ii) if such Unit is represented by the Global Unit Certificate, the Agent shall, in accordance with the instructions of the Remarketing Agent, make the necessary endorsement to the "Schedule of Increases or Decreases in the Global Unit Certificate" attached to the Global Unit Certificate or otherwise comply with the Applicable Procedures to reduce the amount of Securities represented thereby and shall instruct the Property Trustee to effect a corresponding increase in the Preferred Units represented by global certificates bearing the separate CUSIP number. The Agent shall make such other necessary endorsements to the Global Unit Certificate consistent with the terms of this Agreement to reflect the appropriate number of Units represented thereby.

         Once separated in accordance with this Section 3.6 or Section 5.2, a Preferred Security and a Warrant may be rejoined to form a Unit, whether or not such securities were at one time components of the same Unit. In the event a holder of a Preferred Security and a Warrant desires to rejoin such components to form a Unit,

              (i) if the constituent components are represented by Definitive Unit Certificates, the holder shall present (x) the Preferred Security to the Property Trustee and (y) the Warrant to the Warrant Agent, in each case for cancellation and the Property Trustee and the Warrant Agent shall so notify the Agent, who shall in turn so notify the Registrar with an instruction for the Registrar to countersign and deliver to, or upon the instruction of, such holder a Definitive Unit Certificate bearing the separate CUSIP number assigned to the Securities, and

              (ii) if the constituent components are represented by global certificates, each of the Property Trustee and the Warrant Agent shall make the necessary endorsement to their respective global certificates or otherwise comply with the Applicable Procedures to reduce the amount of Preferred Securities and Warrants, respectively, represented thereby and shall instruct the Agent to effect a corresponding increase in the Securities represented by the Global Unit Certificate bearing a separate CUSIP number. The Agent, the Property Trustee, and the Warrant Agent shall make such other necessary endorsements to their respective global certificates consistent with the terms of this Agreement to reflect the appropriate number of Units, Preferred Securities and Warrants, as appropriate, represented thereby.

         The Agent is authorized to deliver such further directions to the Property Trustee, the Warrant Agent, the Exchange Agent and others, and to take such further actions as shall be necessary to effect the exchanges, separations, transfer and recreations contemplated by Sections 3.5 and 3.6.

Section 3.7.  Book-Entry Interests.

         The Units, on original issuance, will be issued in the form of one or more fully registered Global Unit Certificates, to be delivered to the Depositary by, or on behalf of, the Company. Such Global Unit Certificate(s) shall initially be registered on the books and records of the Issuers in the name of Cede & Co., the nominee of the Depositary, and no Beneficial Owner will receive a Definitive Unit Certificate representing such Beneficial Owner's interest in such Global Unit Certificate, except as provided in Section 3.10. The Agent shall enter into an agreement with the Depositary if so requested by the Company. Unless and until Definitive Unit Certificates have been issued to Beneficial Owners pursuant to Section 3.10:

         (a) the provisions of this Section 3.7 shall be in full force and effect;

         (b) the Company shall be entitled to deal with the Clearing Agency for all purposes of this Agreement as the Holder of the Securities and the sole holder of the Global Unit Certificate(s) and shall have no obligation to the Beneficial Owners under this Agreement;

         (c) to the extent that the provisions of this Section 3.7 conflict with any other provisions of this Agreement, the provisions of this Section 3.7 shall control; and

         (d) the rights of the Beneficial Owners under this Agreement shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants.

Section 3.8.  Notices to Holders.

         Whenever a notice or other communication to the Holders is required to be given under this Agreement, the Company or the Company's agent shall give such notices and communications to the Holders and, with respect to any Securities registered in the name of a Clearing Agency or the nominee of a Clearing Agency, the Company or the Company's Agent shall, except as set forth herein, have no obligations to the Beneficial Owners.

Section 3.9.  Appointment of Successor Clearing Agency.

         If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Securities, the Company may, in its sole discretion, appoint a successor Clearing Agency with respect to the Securities.

Section 3.10. Definitive Unit Certificates.

         If at any time a Clearing Agency notifies the Company that it is unwilling or unable to continue as securities depositary or if at any time the Clearing Agency shall no longer be eligible to act as a securities depositary under applicable law, the Company shall appoint a successor

Clearing Agency. If a successor Clearing Agency is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election of such Clearing Agency shall no longer be effective and the Company will execute, and the Agent, upon receipt of a Company Order (as defined in the Trust Agreement) for the authentication and delivery of Definitive Unit Certificates, will authenticate and deliver, Units in definitive form in an aggregate number equal to the number of the Global Unit Certificate or Certificates in exchange for such Global Unit Certificate or Certificates.

         The Company may at any time and in its sole discretion determine that the Units in the form of one or more Global Unit Certificates shall no longer be represented by such Global Unit Certificate or Certificates. In such event the Company will execute, and the Agent, upon receipt of a Company Order for the authentication and delivery of Definitive Unit Certificates, will countersign and deliver, Unit Certificate in definitive form and in an aggregate number equal to the number of the Global Unit Certificate or Certificates in exchange for such Global Unit Certificate or Certificates.

Section 3.11. Mutilated, Destroyed, Lost and Stolen Certificates.

         If any mutilated Certificate is surrendered to the Agent, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, a new Certificate, evidencing the same number of Securities and bearing a Certificate number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) such security or indemnity as may be required by them to hold each of them and any Agent of any of them harmless, then, in the absence of notice to the Company and the Trust or the Agent that such Certificate has been acquired by a bona fide purchaser, the Company and the Trust shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver to the Holder, in lieu of any such destroyed, lost or stolen Certificate, a new Certificate, evidencing the same number of Securities and bearing a Certificate number not contemporaneously outstanding.

         Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Agent, and the Agent shall not be obligated to authenticate and deliver to the Holder, a Certificate on or after the Business Day immediately preceding the Expiration Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Agent shall deliver the consideration received on such Expiration Date (which may be (i) shares of Common Stock issuable in respect of the exercise of Warrants pursuant to the Warrant Agreement, (ii) the Warrant Redemption Amount receivable upon a Redemption of such Warrants pursuant to the Warrant Agreement or (iii) proceeds of a Remarketing receivable upon a contemporaneous Remarketing of the Preferred Securities forming a part of the Securities evidenced by such other Certificate as provided in the Trust Agreement).

         Upon the issuance of any new Certificate under this Section, the Company, the Trust and the Agent may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Agent) connected therewith.

         Every new Certificate issued pursuant to this Section in lieu of any destroyed, lost or stolen Certificate shall constitute an original additional contractual obligation of the Company and of the Holder in respect of the Security evidenced thereby, whether or not the destroyed, lost or stolen Certificate (and the Securities evidenced thereby) shall be at any time enforceable by the Holder, and shall be entitled to all the benefits and be subject to all the obligations of this Agreement equally and proportionately with any and all other Certificates delivered hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

Section 3.12. Persons Deemed Owners.

         Prior to due presentment of a Certificate for registration of transfer, the Company, the Trust and the Agent, and any Agent of the Company, the Trust or the Agent, may treat the Person in whose name such Certificate is registered as the owner of the Security evidenced thereby, for the purpose of receiving payments on the Preferred Securities, the Debentures or the Warrants and for all other purposes whatsoever, whether or not any payments on the Preferred Securities, the Debentures or the Warrants shall be overdue and notwithstanding any notice to the contrary, and none of the Company, the Trust, the Agent, nor any agent of the Company, the Trust or the Agent, shall be affected by notice to the contrary.

         Notwithstanding the foregoing, with respect to any Global Unit Certificate, nothing herein shall prevent the Company, the Agent or any Agent of the Company, the Trust or the Agent, from giving effect to any written certification, proxy or other authorization furnished by any Clearing Agency (or its nominee), as a Holder, with respect to such Global Unit Certificate or impair, as between such Clearing Agency and owners of beneficial interests in such Global Unit Certificate, the operation of customary practices governing the exercise of rights of such Clearing Agency (or its nominee) as Holder of such Global Unit Certificate.

Section 3.13. Cancellation.

         All Certificates surrendered (i) for separation or rejoining as provided in Section 3.6 hereof, (ii) in connection with a Remarketing and Redemption as provided in the Trust Agreement, the Warrant Agreement and Article V hereof or (iii) upon the transfer of Preferred Securities, Debentures or Warrants upon the registration of a transfer or exchange of a Security or any of its components shall, if surrendered to any Person other than the Agent, be delivered to the Agent and, if not already cancelled, shall be promptly cancelled by it. The Company and the Trust may at any time deliver to the Agent for cancellation any Certificates previously authenticated, executed and delivered hereunder which the Company and the Trust may have acquired in any manner whatsoever, and all Certificates so delivered shall, upon Issuers Order, be promptly cancelled by the Agent. No Certificates shall be authenticated, executed on behalf of the Holder and delivered in lieu of or in exchange for any Certificates cancelled as provided in this Section, except as expressly permitted by this Agreement. All cancelled Certificates held by the Agent shall be held by the Agent or returned to the Company pursuant to an Issuers Order.

         If the Company, the Trust or any Affiliate of the Company shall acquire any Certificate, such acquisition shall not operate as a cancellation of such Certificate unless and until such Certificate is delivered to the Agent cancelled or for cancellation.

Section 3.14. CUSIP Numbers.

         The Company, in issuing the Securities, shall use CUSIP numbers (if then generally in use), and, if so, the Agent shall use CUSIP numbers in notices of Redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Agent of any change in the CUSIP numbers.

Section 3.15. [Reserved.]

Section 3.16. ERISA Considerations.

         Each Holder of a Unit which is a Plan shall be deemed to represent and warrant that its acquisition of the Unit and the holding of the same satisfies the applicable fiduciary requirements of ERISA and that it is entitled to exemption relief from the prohibited transaction provisions of ERISA, the Code, or provisions under any federal, state, local, non-US or other laws or regulations that are similar to such provisions of ERISA or the Code in accordance with one or more prohibited transaction exemptions or otherwise will not result in a nonexempt prohibited transaction.

                                   ARTICLE IV

                            The Preferred Securities

Section 4.1. Payment of Distributions; Rights to Distributions Preserved; Distribution Rate Reset.

         Distributions on the Preferred Securities which are made on any Payment Date shall, subject to receipt thereof by the Agent, be payable to the Holders as they appear on the books and records of the Agent at the close of business on the corresponding Record Dates. Distributions on the Preferred Securities which are made on any Remarketing Settlement Date shall, subject to receipt thereof by the Agent, be payable to (or, in the event of a Remarketing pursuant to Section 5.1, for the account of) the Holders as they appear on the books and records of the Agent at the close of business on the Remarketing Date. If the Securities are represented solely by one or more Global Unit Certificates, the relevant Record Dates shall be the close of business on the Business Day preceding the corresponding Payment Date, unless a different Record Date is established or provided for the corresponding distributions on the Preferred Securities. If the Securities are not represented solely by one or more Global Unit Certificates, the Administrative Trustees shall have the right to select record dates, which shall be at least one Business Day prior to the corresponding Payment Dates.

         Each Certificate evidencing Preferred Securities (or Debentures) delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of any other Certificate shall carry the rights to distributions accumulated and unpaid, and to accumulate distributions, which were carried by the Preferred Securities (or Debentures) evidenced by such other Certificate.

Section 4.2.  Notice and Voting.

         The Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Units (and to the extent not separated into their component parts, the Preferred Securities, the Guarantee, Debentures and Warrants, as the case may be, with respect to the Units), but only to the extent instructed in writing by the Holders as described below and in Article V. Upon receipt of notice of any meeting at which holders of Preferred Securities, Debentures or Warrants are entitled to vote or upon any solicitation of consents, waivers or proxies of holders of Preferred Securities, Debentures or Warrants, the Agent shall, as soon as practicable thereafter, mail to the Holders of Units a notice (a) containing such information as is contained in the notice or solicitation, (b) stating that each Holder on the record date set by the Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Preferred Securities, Debentures or Warrants, as the case may be, entitled to vote) shall be entitled to instruct the Agent as to the exercise of the voting rights pertaining to such Preferred Securities, Debentures or Warrants underlying their Unit and (c) stating the manner in which such instructions may be given. Upon the written request of the Holders of Units on such record date received by the Agent at least 10 Business Days prior to such meeting, the Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of Preferred Securities, Debentures or Warrants, as the case may be, as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of a Unit, the Agent shall abstain from voting the Preferred Securities, Debentures or Warrants underlying such Unit. The Company hereby agrees to solicit Holders of Units to timely instruct the Agent in order to enable the Agent to vote such Preferred Securities, Debentures or Warrants.

Section 4.3.  Distribution of Debentures.

         Upon the liquidation of the Trust in accordance with the Trust Agreement and in connection with a Redemption or Remarketing, (i) a principal amount at maturity of Debentures constituting the assets of the Trust and underlying the Preferred Securities equal to the aggregate stated liquidation amount of the Preferred Securities shall be delivered to the Agent in exchange for the Preferred Securities; (ii) thereafter, the Debentures will be substituted for the Preferred Securities as a component of the Securities; and
(iii) following the liquidation of the Trust, the Holders shall have such rights and obligations with respect to the Debentures as the Holders had in respect of the Preferred Securities pursuant to the Trust Agreement and the Indenture. The Company may cause to be made in any Certificates thereafter to be issued such change in phraseology and form (but not in substance) as may be appropriate to reflect the liquidation of the Trust and the substitution of Debentures for Preferred Securities as set forth above.

                                   ARTICLE V

                   Remarketing and Redemption; Early Exercise

Section 5.1.  Remarketing and Redemption.

         Pursuant to the Remarketing Agreement, the Company has engaged a Remarketing Agent to remarket the Preferred Securities (or, if the Debentures have been distributed upon liquidation of the Trust, the Debentures) upon the occurrence of a Remarketing Event. In connection with a Remarketing:

              (i) upon a Trading Remarketing Event or a Legal Cause Remarketing Event, the Accreted Value of the Debentures as of the end of the day on the day next preceding the Remarketing Settlement Date shall become due on the date which is 93 days following the Remarketing Settlement Date, and, as a result, the Accreted Value of the Preferred Securities as of the end of the day on the day next preceding the Remarketing Settlement Date shall be redeemed on the date which is 93 days following the Remarketing Settlement Date;

              (ii) on the Remarketing Settlement Date, the rate of interest per annum on the Accreted Value of the Debentures shall become the Reset Rate established in the Remarketing of the Preferred Securities, and, as a result, the Distribution Rate per annum on the Accreted Value of the Preferred Securities shall become the Reset Rate established in the Remarketing;

              (iii) on the Remarketing Settlement Date, interest accrued and unpaid on the Debentures from and including the immediately preceding Interest Payment Date to, but excluding, the Remarketing Settlement Date shall be payable to the holders of the Debentures as of a special record date set for such payment pursuant to the Indenture and the Trust Agreement, and, as a result, Distributions accumulated and unpaid on the Securities from and including the immediately preceding Payment Date to, but excluding, the Remarketing Settlement Date shall be payable to the Holders of the Securities;

              (iv) in connection with a Remarketing upon a Trading Remarketing Event or a Legal Cause Remarketing Event, the Company shall be obligated to redeem the Warrants on the Remarketing Settlement Date at a redemption price per Warrant equal to the Warrant Redemption Amount as of the end of the day on the day next preceding the Remarketing Settlement Date; and

              (v) the Warrants shall be exercisable at the Exercise Price in lieu of a Redemption.

         Upon receipt from the Company of a Notice of Remarketing as provided in the Trust Agreement and of a Notice of a Redemption as provided in the Warrant Agreement, the Agent shall, as soon as practicable thereafter, mail to the Holders of Securities a notice of such receipt, together with a copy of each such notice.

         IN THE ABSENCE OF AN AFFIRMATIVE ELECTION NOT TO PARTICIPATE IN THE REMARKETING, EACH HOLDER WILL BE DEEMED TO HAVE ELECTED TO PARTICIPATE IN SUCH REMARKETING AND, IF APPLICABLE, TO HAVE ITS WARRANTS REDEEMED ON THE RELATED REMARKETING SETTLEMENT DATE AT THE WARRANT REDEMPTION AMOUNT.

         Each Holder of a Security who desires not to participate in the Remarketing shall notify the Agent of such intention by use of a notice in substantially the form of Exhibit B hereto. Such notice shall be given to the Agent prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Remarketing Date specified in the Notice of Remarketing. A Holder of Security must affirmatively elect not to participate in a Remarketing on or prior to 5:00 p.m. New York City time on the Business Day immediately preceding the Remarketing Date.

SUBJECT TO THE NEXT PARAGRAPH, AN ELECTION BY A HOLDER NOT TO PARTICIPATE IN THE REMARKETING WILL NOT ALTER THE DEEMED ELECTION BY SUCH HOLDER TO HAVE ITS WARRANTS REDEEMED ON THE REDEMPTION DATE. Any such notice shall be irrevocable and may not be conditioned upon the level at which the Reset Rate is established in the Remarketing. The Agent, based on such notices, shall notify the Remarketing Agent, promptly after 5:00 p.m., New York City time, on the Business Day immediately preceding the Remarketing Date, of the aggregate number of Preferred Securities (or, if the Debentures have been distributed in connection with a liquidation of the Trust, the aggregate principal amount at maturity of Debentures) that are components of Securities to be remarketed. Upon receipt of such notice from the Agent, the Remarketing Agent shall, on the Remarketing Date, use commercially reasonable efforts to remarket such Preferred Securities (or Debentures) on such date at a price equal to: (i) in connection with a Remarketing upon a Trading Remarketing Event or a Legal Cause Remarketing Event, 100% of the aggregate Accreted Value of such Preferred Securities (or Debentures) as of the end of the day on the day next preceding the Remarketing Settlement Date; and (ii) on the Maturity Remarketing Date, 100% of the stated liquidation amount of the Preferred Securities (or principal amount at maturity of the Debentures).

         Each Holder of a Security who desires to exercise its Warrants on the Redemption Date at the Exercise Price per Warrant described in clause (v) above in this Section 5.1, instead of having such Warrants redeemed on such date, shall notify the Agent and the Warrant Agent of such intention by use of a notice in substantially the form of Exhibit C hereto. Such notice shall be given to the Agent and the Warrant Agent prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Remarketing Date specified in the related Notice of Remarketing. Any Holder who does not notify the Agent and the Warrant Agent of an election to exercise its Warrants on the Remarketing Settlement Date shall be deemed to have elected to have such Warrants redeemed. Upon receipt of the foregoing notices, the Agent shall provide notice to the Warrant Agent, no later than 5:00 p.m., New York City time, on the Business Day immediately preceding the related Remarketing Settlement Date specified in the related Notice of Remarketing, of the number of Warrants to be exercised and shall, no later than 5:00 p.m., New York City time, on the Redemption Date, deliver to the Warrant Agent a duly completed form of election to purchase set forth on the reverse side of the Warrant Certificate, a form of which is attached to the Global Unit Certificate, together with the proceeds of the Remarketing referred to in the following paragraph. If the Exercise Conditions have been satisfied and upon receipt of the shares of Common Stock deliverable upon exercise of the Warrants, the Warrant Agent shall deliver such shares of Common Stock to or upon the order of the Agent.

         Each Holder who elects to participate in the Remarketing and to exercise its Warrants on the related Remarketing Settlement Date is referred to as an "EXERCISING HOLDER." The Agent shall instruct the Remarketing Agent to deliver the proceeds from the Remarketing of Preferred Securities of each Exercising Holder to the Warrant Agent, and the Warrant Agent shall apply such amounts to satisfy in full such Holders' obligation to pay the Exercise Price for the Common Stock under the related Warrants on the Remarketing Settlement Date. Any Holder (other than an Exercising Holder) of a Security affirmatively electing to exercise Warrants on the Redemption Date may do so by following the procedures set forth in Section 5.2 and in the Warrant Agreement. The proceeds from a Redemption of the Warrants which form a part of the Securities shall be paid to the Holders of such Securities.

         The Trust Agreement provides that if, by 4:00 p.m. New York City time, on a Remarketing Date, the Remarketing Agent is unable to remarket all of the Preferred Securities deemed tendered for purchase, a "FAILED REMARKETING" shall be deemed to have occurred and the Remarketing Agent shall so advise by telephone the Clearing Agency, the Property Trustee, the Warrant Agent, the Indenture Trustee, the Administrative Trustees on behalf of the Trust and the Company. The Company shall then give notice of the Failed Remarketing to the Agent no later than 12:00 noon, New York City time, on the Business Day following the Failed Remarketing and the Agent will, in turn, give notice to the Holders of the Preferred Securities prior to the close of business on the Business Day following the Remarketing Settlement Date. In the event of a Failed
Remarketing: (1) the Warrants will still be redeemed for cash, common stock, or a combination thereof (as applicable) in an amount equal to the Warrant Redemption Amount on the Redemption Date and (2) Holders of Warrants who have elected to exercise their Warrants (which final date for election will occur after the Remarketing Date) will be obligated to tender the applicable Exercise Price in cash.

         Upon the occurrence of a Trading Remarketing Event or a Legal Cause Remarketing Event and the election by the Company to cause a Remarketing of the Preferred Securities, and on the Maturity Remarketing Date, as long as the Securities are evidenced by one or more Global Unit Certificates, deposited with the Clearing Agency, the Company shall request, not later than three days nor more than 17 days (subject to any TO Extension) prior to the Remarketing Date, that the Clearing Agency notify the Holders of the Securities of the Remarketing of the Preferred Securities and of the procedures that must be followed if such Holder of Securities wishes to elect not to participate in the Remarketing of the Preferred Securities.

Section 5.2. Early Exercise of Warrants; Exchange of Preferred Securities and Repurchase of Debentures.

         A Holder of a Unit may elect to exercise the Warrants which form a part of such Unit at any time (such exercise, an "EARLY EXERCISE") in accordance with the terms of the Warrant Agreement. Each Holder, other than an Exercising Holder, who desires to exercise its Warrants shall, prior to any such exercise, separate the Warrant and the Preferred Security components of the Security in accordance with Section 3.6. In no event may a Holder satisfy its obligation to pay the Exercise Price by tendering Preferred Securities.

         Following the exercise of a Warrant on a day other than the Redemption Date, the Holder of the Unit of which such Warrant formed a part may require the Trust, pursuant to this Agreement, the Trust Agreement and the Indenture, to exchange the Preferred Securities which formed the other part of such Security for Debentures having an Accreted Value equal to the Accreted Value of the Preferred Securities being exchanged and to require the Company to repurchase such Debentures on the applicable Required Repurchase Date which is no less than 93 days from such exercise date, as specified in the Trust Agreement.

Section 5.3.  Change of Control.

         Following a Change of Control, each Holder will have the right to (i) require the Trust to distribute to such Holder Debentures having an Accreted Value equal to Accreted Value of the Preferred Securities components of such Holder's Units in exchange for its Preferred Securities and (ii) cause the Company to repurchase (a "CHANGE OF CONTROL REPURCHASE RIGHT") such Holder's Debentures and redeem (a "CHANGE OF CONTROL REDEMPTION RIGHT") such Holder's

Warrants at the amounts and on the dates specified in the Warrant Agreement, the Trust Agreement and the Indenture, as applicable.

         Upon receipt from the Company of notice of a Change of Control (as provided in the Trust Agreement and the Warrant Agreement), the Agent shall, as soon as practicable thereafter, mail to the Holders of Securities a notice of such receipt, together with a copy of such notice of Change of Control. The date of such notice, which must written no later than 30 days after the occurrence of the Change of Control, from the Company will be the "CHANGE OF CONTROL NOTICE DATE."

         To exercise the Change of Control Redemption Right, a Holder must deliver to the Agent, prior to the 45th day following the Change of Control Notice Date (subject to extension as described in Section 5.03(b)(iii)(E) of the Warrant Agreement), irrevocable written notice in the form of Exhibit D hereto, of such Holder's election to have Warrants redeemed on the date specified in the Warrant Agreement. The Agent, based on such notices, shall notify the Warrant Agent no later than the 45th day following the Change of Control (or such later date, if so extended) Notice Date of the aggregate number of Warrants to be redeemed. An election to have Warrants redeemed shall also constitute an election to separate the related Securities into their component parts and the Agent and the Warrant Agent shall follow the procedures specified in Section 3.6.
         To exercise the Change of Control Repurchase Right, a Holder must deliver to the Agent, within the 30-day period (which shall end no later than 45 days after the Change of Control Notice (subject to such extension)) specified in the Change of Control Notice following the Change of Control Notice Date, irrevocable written notice in the form of Exhibit E hereto, of such Holder's election to have Preferred Securities components of its Securities exchanged for an equivalent Accreted Value of Debentures and to have such Debentures repurchased on the date specified in the Indenture. The Agent, based on such notices, shall notify the Trust, the Company, the Property Trustee and the Exchange Agent, no later than the 45th day following the Change of Control Notice Date (subject to such extension) of the aggregate number of Preferred Securities to be exchanged for Debentures by the Trust and to be repurchased by the Company. An election to exchange Preferred Securities for Debentures and to have such Debentures repurchased by the Company shall also constitute an election to separate the related Units into their component parts and the Agent, and the Property Trustee shall follow the procedures specified in Section 3.6 hereof (and Section 6.8 of the Trust Agreement).

Section 5.4.  Certain Rights Following a Remarketing.

         Following a Remarketing Settlement Date (unless there has been a "Failed Remarketing" under the Trust Agreement) and a Redemption or an exercise of the Warrants (including the delivery of all shares of Common Stock pursuant to the exercise of a Warrant or the payment of any amounts payable upon the Redemption), a Security shall thereafter represent only the right to receive the Preferred Securities (or if the Debentures have been distributed upon liquidation of the Trust, the Debentures) forming a part of such Securities.

Section 5.5.  Governing Documents.

         The rights, benefits, remedies and other provisions of the Holders with respect to the components of the Units (including, but not limited to, with respect to Remarketing, Redemption and Early Exercise) are contained definitively in the Trust Agreement, the Warrant Agreement, the Indenture and the Guarantee Agreement, and, to the extent these rights as set forth herein differ from or are inconsistent with those contained therein, then these other agreements and documents shall control.

                                   ARTICLE VI

                                    Remedies

Section 6.1. Unconditional Right of Holders to Receive Payments and to Purchase Common Stock.

         The Holder of any Security shall have all the rights provided to a holder of Preferred Securities under the Trust Agreement and therefore through the Trust Agreement, the Indenture (or, to the extent such Holder's Preferred Securities are exchanged pursuant to the Trust Agreement, to a holder of the Debentures under the Indenture) and to a holder of Warrants under the Warrant Agreement, including, in each case, the right to institute suit for the enforcement of any such payments or obligations thereunder, and such rights shall not be impaired except as provided in the Trust Agreement, the Indenture and the Warrant Agreement, as applicable.

Section 6.2.  Restoration of Rights and Remedies.

         If any Holder has instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Holder, then and in every such case, subject to any determination in such proceeding, the Company and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of such Holder shall continue as though no such proceeding had been instituted.

Section 6.3.  Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates in the last paragraph of
Section 3.11, no right or remedy herein conferred upon or reserved to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 6.4.  Delay or Omission Not Waiver.

         No delay or omission of any Holder to exercise any right or remedy upon a default shall impair any such right or remedy or constitute a waiver of any such right. Every right and remedy given by this Article or by law to the Holders may be exercised from time to time, and as often as may be deemed expedient, by such Holders.

Section 6.5.  Undertaking for Costs.

         All parties to this Agreement agree, and each Holder of a Security, by its acceptance of such Security shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Agent for any action taken, suffered or omitted by it as Agent, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that, the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Agent, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 20% of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of distributions on any Preferred Securities on or after the respective Payment Date therefor in respect of any Security held by such Holder, or for enforcement of the right to purchase shares of Common Stock under the Warrants constituting part of any Security held by such Holder.

Section 6.6.  Waiver of Stay or Extension Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Agreement; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Agent or the Holders, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE VII

                                    The Agent

Section 7.1.  Certain Duties and Responsibilities.

         (a) The Agent undertakes to perform, with respect to the Securities, such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Agent; and in the absence of bad faith or negligence on its part, the Agent may, with respect to the Securities, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Agent and conforming to the requirements of this Agreement but in the case of any certificates or opinions which by any provision hereof are specifically required to be furnished to the Agent, the Agent shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

         (b) No provision of this Agreement shall be construed to relieve the Agent from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

              (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

              (2) the Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Agent was negligent in ascertaining the pertinent facts or making such judgment; and

              (3) no provision of this Agreement shall require the Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if adequate indemnity is not provided to it.

         (c) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Agent shall be subject to the provisions of this Section.

Section 7.2.  Notice of Default.

         Within 30 days after the occurrence of any default by the Company hereunder of which a Responsible Officer of the Agent has actual knowledge, the Agent shall transmit by mail to the Company and the Holders of Securities, as their names and addresses appear in the Register, notice of such default hereunder, unless such default shall have been cured or waived.

Section 7.3.  Certain Rights of Agent.

         Subject to the provisions of Section 7.1:

         (a) the Agent may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate, Issuers Order or Issuer Request, and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Agreement the Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate of the Company;

         (d) the Agent may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon, provided that reasonable care shall have been exercised in the selection and continued engagement of such counsel;

         (e) the Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Agent, in its discretion, may make reasonable further inquiry or investigation into such facts or matters as it may see fit, and, if the Agent shall determine to make such further inquiry or investigation, it shall be given a reasonable opportunity to examine the books, records and premises of the Company, personally or by Agent or attorney at the sole cost of the Company, provided that such person shall first enter into a confidentiality agreement in a form approved by the Company, and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

         (f) the Agent may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or an Affiliate and the Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney or an Affiliate appointed and continued with due care by it hereunder;

         (g) with respect to the calculation of the Accreted Value and the Warrant Redemption Amount, the Agent may conclusively rely upon the calculations thereof determined by the Calculation Agent;

         (h) the Agent shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

         (i) the Agent shall not be deemed or have notice of any Default or Event of Default unless a Responsible Officer of the Agent has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Agent at the Corporate Trust Office of the Agent, and such notice references the Securities and this Agreement; and

         (j) the rights, privileges, protections, immunities and benefits given to the Agent, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Agent in each of its capacities hereunder including, without limitation, in its capacities as Warrant Agent and Property Trustee, and to each agent, custodian and other Person employed to act hereunder.

Section 7.4.  Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Certificates shall be taken as the statements of the Company, and the Agent assumes no responsibility for their accuracy. The Agent makes no representations as to the validity or sufficiency of either this Agreement or of the Securities.

         The Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 7.5.  May Hold Securities.

         Any Registrar or any other Agent of the Company, or the Agent and its Affiliates, in their individual or any other capacity, may, to the extent permitted by applicable law, become the owner or pledgee of Securities and may, to the extent permitted by applicable law, otherwise deal with the Company or any other Person with the same rights it would have if it were not Registrar or such other Agent, or the Agent.

Section 7.6.  Money Held in Custody.

         Money held by the Agent in custody hereunder need not be segregated from the other funds except to the extent required by law or provided herein. The Agent shall be under no obligation to invest or pay interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

Section 7.7.  Compensation and Reimbursement.

         The Company agrees:

              (1) to pay to the Agent from time to time such compensation as shall be set forth on the fee schedule attached hereto as Annex C hereto, as the same may be amended from time to time by the Agent and the Company;

              (2) except as otherwise expressly provided for herein, to reimburse the Agent upon its request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Agent in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursements of its Agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

              (3) to indemnify the Agent and any predecessor Agent for, and to hold it harmless against, any loss, liability or expense, including taxes (other than taxes based upon, measured by or determined by the income of the Agent) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         The Agent shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing it or any predecessor Agent pursuant to this Section 7.7, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

         The provisions of this Section shall survive the termination of this Agreement and the resignation or removal of the Agent.

Section 7.8.  Corporate Agent Required; Eligibility.

         There shall at all times be an Agent hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having (or being a member of a bank holding company having) a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority and having a Corporate Trust Office in the Borough of Manhattan, The City of New York, if there be such a corporation in the Borough of Manhattan, The City of New York, qualified and eligible under this Article and willing to act on reasonable terms. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 7.9.  Resignation and Removal; Appointment of Successor.

         (a) No resignation or removal of the Agent and no appointment of a successor Agent pursuant to this Article shall become effective until the acceptance of appointment by the successor Agent in accordance with the applicable requirements of Section 7.10.

         (b) The Agent may resign at any time by giving written notice thereof to the Company 60 days prior to the effective date of such resignation. If the instrument of acceptance by a successor Agent required by Section 7.10 shall not have been delivered to the Agent within 30 days after the giving of such notice of resignation, the resigning Agent may petition any court of competent jurisdiction for the appointment of a successor Agent.

         (c) The Agent may be removed at any time by Act of the Holders of a majority in number of the Units which constitute Outstanding Securities delivered to the Agent and the Company.

         (d) If at any time

              (1) the Agent fails to comply with Section 310(b) of the TIA, as if the Agent were an indenture trustee under an indenture qualified under the TIA, after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

              (2) the Agent shall cease to be eligible under Section 7.8 and shall fail to resign after written request therefor by the Company or by any such Holder, or

              (3) the Agent shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Agent or of its property shall be appointed or any public officer shall take charge or control of the Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Agent, or (ii) any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Agent and the appointment of a successor Agent.

         (e) If the Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Agent for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Agent and shall comply with the applicable requirements of Section 7.10. If no successor Agent shall have been so appointed by the Company and accepted appointment in the manner required by Section 7.10, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Agent.

         (f) The Company shall give, or shall cause such successor Agent to give, notice of each resignation and each removal of the Agent and each appointment of a successor Agent by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the applicable Register. Each notice shall include the name of the successor Agent and the address of its Corporate Trust Office.

Section 7.10. Acceptance of Appointment by Successor.

         (a) In case of the appointment hereunder of a successor Agent, every such successor Agent so appointed shall execute, acknowledge and deliver to the Company and to the retiring Agent an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Agent shall become effective and such successor Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, agencies and duties of the retiring Agent; but, on the request of the Company or the successor Agent, such retiring Agent shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Agent all the rights, powers and trusts of the retiring Agent and shall duly assign, transfer and deliver to such successor Agent all property and money held by such retiring Agent hereunder. If an instrument of acceptance by a successor Agent shall not have been delivered to the Agent within 30 days after the giving of such notice of removal, the Agent being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Agent with respect to the Securities of such series.

         (b) Upon request of any such successor Agent, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Agent all such rights, powers and agencies referred to in paragraph (a) of this Section.

         (c) No successor Agent shall accept its appointment unless at the time of such acceptance such successor Agent shall be qualified and eligible under this Article.

Section 7.11. Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Agent shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Agent, shall be the successor of the Agent hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, with the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Certificates shall have been authenticated and executed on behalf of the Holders, but not delivered, by the Agent then in office, any successor by merger, conversion or consolidation to such Agent may adopt such authentication and execution and deliver the Certificates so authenticated and executed with the same effect as if such successor Agent had itself authenticated and executed such Securities.

Section 7.12. Preservation of Information; Communications to Holders

         (a) The Agent shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders received by the Agent in its capacity as Registrar.

         (b) If three or more Holders (herein referred to as "APPLICANTS") apply in writing to the Agent, and furnish to the Agent reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Agent shall mail to all the Holders copies of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Agent of the materials to be mailed and of payment, or provision for the payment, of the reasonable expenses of such mailing.

Section 7.13. No Obligations of Agent.

         Except to the extent otherwise expressly provided in this Agreement, the Agent assumes no obligations and shall not be subject to any liability under this Agreement in respect of the obligations of the Holder of any Security hereunder. The Company agrees, and each Holder of a Certificate, by his acceptance thereof, shall be deemed to have agreed, that the Agent's execution of the Certificates on behalf of the Holders shall be solely as Agent and attorney-in-fact for the Holders, and that the Agent shall have no obligation thereunder except to the extent expressly provided in Article Five hereof. Anything in this Agreement to the contrary notwithstanding, in no event shall the Agent or its officers, employees or Agents be liable under this Agreement to any third party for indirect, special, punitive, or consequential loss or damage of any kind whatsoever, including lost profits, whether or not the likelihood of such loss or damage was known to the Agent, incurred without any act or deed that is found to be attributable to negligence or willful misconduct on the part of the Agent.

Section 7.14. Tax Compliance.

         (a) The Company will comply with all applicable certification, information reporting and withholding (including "backup" withholding) requirements imposed by applicable tax laws, regulations or administrative practice with respect to (i) any payments made with respect to the Securities or
(ii) the issuance, delivery, holding, transfer, redemption or exercise of rights under the Securities. Such compliance shall include, without limitation, the preparation and timely filing of required returns and the timely payment of all amounts required to be withheld to the appropriate taxing authority or its designated Agent.

         (b) The Agent shall comply in accordance with the terms hereof with any written direction received from the Company with respect to the execution or certification of any required documentation and the application of such requirements to particular payments or Holders or in other particular circumstances, and may for purposes of this Agreement conclusively rely on any such direction in accordance with the provisions of Section 7.1(a)(2) hereof.

         (c) The Agent shall maintain all appropriate records documenting compliance with such requirements, and shall make such records available, on written request, to the Company or its authorized representative within a reasonable period of time after receipt of such request.

                                  ARTICLE VIII

                             Supplemental Agreements

Section 8.1.  Supplemental Agreements Without Consent of Holders.

         Without the consent of any Holders or any other party hereto, the Company and the Agent, at any time and from time to time, may enter into one or more agreements supplemental hereto, in form satisfactory to the Company and the Agent, for any of the following purposes:

              (1) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Certificates; or

              (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

              (3) to evidence and provide for the acceptance of appointment hereunder by a successor Agent; or

              (4) to cure any ambiguity, to cure, correct or supplement any provisions herein which may be inconsistent with any other provisions herein, or to make any other provisions with respect to such matters or questions arising under this Agreement that the Company and the Agent may deem necessary or desirable, provided such action shall not adversely affect the interests of the Holders.

Section 8.2.  Supplemental Agreements With Consent of Holders; Other
              Fiduciaries.

         With the consent of the Holders of not less than a majority in number of the Outstanding Units (which have not been separated into their component parts as of the relevant date) voting together as one class, by Act of said Holders delivered to the Company and the Agent, the Company, when authorized by a Board Resolution, the Trust and the Agent may enter into an agreement or agreements supplemental hereto for the purpose of modifying in any manner the provisions of this Agreement or the rights of the Holders in respect of the Units; provided, however, that, except as contemplated herein, no such supplemental agreement shall, without the unanimous consent of the Holders of each Outstanding Unit affected thereby, reduce the percentage of the Outstanding Units the consent of whose Holders is required for any such supplemental agreement; provided, that any modification of the Trust Agreement or Warrant

Agreement in accordance with the terms thereof shall be binding on the rights of the Holders under this Agreement without the need for any further consent.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such Act shall approve the substance thereof.

         No agreement supplemental hereto shall modify in any way any of the rights or obligations of the Agent, the Property Trustee, the Indenture Trustee, the Warrant Agent or the Remarketing Agent without such Person's consent.

Section 8.3.  Execution of Supplemental Agreements.

         In executing, or accepting the additional agencies created by, any supplemental agreement permitted by this Article or the modifications thereby of the agencies created by this Agreement, the Agent shall be entitled to receive, and (subject to Section 7.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental agreement is authorized or permitted by this Agreement. The Agent may, but shall not be obligated to, enter into any such supplemental agreement which affects the Agent's own rights, duties or immunities under this Agreement or otherwise.

Section 8.4.  Effect of Supplemental Agreements.

         Upon the execution of any supplemental agreement under this Article, this Agreement shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated, executed on behalf of the Holders and delivered hereunder, shall be bound thereby.

Section 8.5.  Reference to Supplemental Agreements.

         Certificates authenticated, executed on behalf of the Holders and delivered after the execution of any supplemental agreement pursuant to this Article may, and shall if required by the Agent, bear a notation in form approved by the Agent as to any matter provided for in such supplemental agreement. If the Company shall so determine, new Certificates so modified as to conform, in the opinion of the Agent and the Company, to any such supplemental agreement may be prepared and executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Agent in exchange for Certificates representing Outstanding Securities.

                                   ARTICLE IX

                    Consolidation, Merger, Sale Or Conveyance

Section 9.1.  Company May Consolidate, Etc., Only on Certain Terms.

         The Company shall not consolidate with or merge with or into or wind up into (whether or not the Company is the surviving corporation) or sell, assign, convey, transfer or lease its properties and assets substantially as an entirety to any Person unless:

         (1) the corporation formed by such consolidated or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety (the "successor corporation") shall be a corporation organized and existing under the laws of the United States or any State or territory thereof or the District of Columbia and shall expressly assume, by a supplemental agreement hereto, executed and delivered to the Agent, in form satisfactory to the Agent, all of the obligations of the Company under this Agreement and the performance of every covenant of this Agreement on the part of the Company to be performed or observed;

         (2) immediately after giving effect to such transaction, no default, and no event which, after notice or lapse of time, or both, would become a default, in the performance of any covenant or condition hereunder or under any of the Units (including the component parts thereof); and

         (3) the Company has delivered to the Agent an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 9.2.  Successor Corporation Substituted.

         Upon any consolidation with or merger into any other corporation, or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 9.1, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Agreement with the same effect as if such successor corporation had been named as the Company herein. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Certificates evidencing Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Agent; and, upon the order of such successor corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Agreement prescribed, the Agent shall authenticate and execute on behalf of the Holders and deliver any Certificates which previously shall have been signed and delivered by the officers of the Company to the Agent for authentication and execution, and any Certificate evidencing Securities which such successor corporation thereafter shall cause to be signed and delivered to the Agent for that purpose. All the Certificates issued shall in all respects have the same legal rank and benefit under this Agreement as the Certificates theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Certificates had been issued at the date of the execution hereof.

         In case of any such consolidation, merger, sale, assignment, transfer, lease or conveyance such change in phraseology and form (but not in substance) may be made in the Certificates evidencing Securities thereafter to be issued as may be appropriate.

                                   ARTICLE X

                                    Covenants

Section 10.1. Performance Under Agreements.

         The Company covenants and agrees for the benefit of the Holders from time to time of the Securities that it will duly and punctually perform its obligations under the Warrant Agreement and the Trust Agreement in accordance with the terms thereof and this Agreement.

Section 10.2. Maintenance of Office or Agency.

         The Company will maintain in the Borough of Manhattan, The City of New York an office or agency where Certificates may be presented or surrendered for registration of transfer or exchange, separation or re-joining of a Unit and where notices and demands to or upon the Company in respect of the Securities and this Agreement may be served. The Company will give prompt written notice to the Agent of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Agent with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Agent as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where Certificates may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Agent of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby designates as the place of payment for the Securities the Corporate Trust Office and appoints the Agent at its Corporate Trust Office as paying Agent in such city.

Section 10.3. Statements of Officers of the Company as to Compliance.

         The Company will deliver to the Agent, within 120 days after the end of each fiscal year of the Company (which as of the date hereof is December 31) ending after the date hereof, an Officers' Certificate (one of the signers of which shall be the principal executive officer, principal financial officer or principal accounting officer of the Company), stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions hereof, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

Section 10.4. Statement by Officers as to Default.

         The Company shall deliver to the Agent, as soon as possible and in any event within five days after the Company becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default and the action which the Company proposes to take with respect thereto.

Section 10.5. Calculation of Original Issue Discount.

         The Company shall provide to the Agent on a timely basis such information as the Agent requires to enable the Agent to prepare and file any form required to be submitted by the Company with the Internal Revenue Service and Holders of Securities relating to original discount, including, without limitation, Form 1099-OID or any successor form.

                                   ARTICLE XI

                          Representations of the Agent

Section 11.1. Representations and Warranties of the Agent.

         The initial Agent represents and warrants to the Trust and to the Company at the date of this Agreement, and each successor Agent represents and warrants to the Trust and the Company at the time of the successor Agent's acceptance of its appointment as Agent, that:

              (a) the Agent is a banking corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, with trust powers and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Agreement;

              (b) the Agent satisfies the requirements set forth in Section 7.8;

              (c) the execution, delivery and performance by the Agent of this Agreement has been duly authorized by all necessary corporate action on the part of the Agent; this Agreement has been duly executed and delivered by the Agent and constitutes a legal, valid and binding obligation of the Agent enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

              (d) the execution, delivery and performance of this Agreement by the Agent does not conflict with, or constitute a breach of, the charter or by-laws of the Agent; and

              (e) no consent, approval or authorization of, or registration with or notice to, any New York State or federal banking authority is required for the execution, delivery or performance by the Agent of this Agreement.

                                  ARTICLE XII

                   The Warrant Agent and The Property Trustee

Section 12.1. Certain Duties and Responsibilities.

         (a) (1) The Warrant Agent and the Property Trustee (each, a "PARTY," together, the "PARTIES") undertake to perform, with respect to this Agreement, such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against any Party; and in the absence of bad faith or negligence of their parts, the Parties may, with respect to the Securities, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Parties and conforming to the requirements of this Agreement but in the case of any certificates or opinions which by any provision hereof are specifically required to be furnished to the Parties, the Parties shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein). The provisions regarding the appointment, removal, resignation, vacancies, meetings, delegation of power and merger, conversion, consolidation or succession to business applicable to such Party in the Trust Agreement or Warrant Agreement, as to which such Person is a party, shall apply to the performance of such Persons duties and obligations hereunder.

         Without limiting the foregoing,

         (a) No provision of this Agreement shall be construed to relieve any Party from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

              (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

              (2) no Party shall be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that such Party was negligent in ascertaining the pertinent facts or making such judgment; and

              (3) no provision of this Agreement shall require any Party to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if adequate indemnity is not provided to it.

         (b) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Parties shall be subject to the provisions of this Section.

         (c) Any Party may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (d) Any request or direction of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate, Issuers Order or Issuer Request, and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

         (e) Whenever in the administration of this Agreement any Party shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, such Party (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate of the Company;

         (f) Any Party may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon; provided, that reasonable care shall have been exercised in the selection and continued engagement of such counsel;

         (g) No Party shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but any Party, in its discretion, may make reasonable further inquiry or investigation into such facts or matters as it may see fit, and, if such Party shall determine to make such further inquiry or investigation, it shall be given a reasonable opportunity to examine the books, records and premises of the Company, personally or by Agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

         (h) Any Party may execute any of the powers hereunder or perform any duties hereunder either directly or by or through Agents or attorneys or an Affiliate and no Party shall be responsible for any misconduct or negligence on the part of any Agent or attorney or an Affiliate appointed with due care by it hereunder;

         (i) No Party shall be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

         (j) No Party shall be deemed or have notice of any default or event of default unless an officer in the corporate trust department of such Party has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by such Party at its address identified in this Agreement, and such notice references the Securities and this Agreement.

         (k) The rights, privileges, protections, immunities and benefits given to each Party, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, such Party in each of its capacities hereunder, and to each Agent, custodian and other Person employed to act hereunder.

         (l) The recitals contained herein and in the Certificates shall be taken as the statements of the Company, and no Party assumes any responsibility for their accuracy. No Party makes any representations as to the validity or sufficiency of either this Agreement or of the Securities.

         (m) Any Party in its individual or any other capacity, may to the extent permitted by applicable law become the owner or pledgee of Securities and may to the extent permitted by applicable law otherwise deal with the Company or any other Person with the same rights it would have if it were not a Party.

         (n) The provisions of this Section shall survive the termination of this Agreement.

         (o) No Party shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                    REINSURANCE GROUP OF AMERICA, INCORPORATED


                                    By:  ______________________________
                                          Name:
                                          Title:


                                    RGA CAPITAL TRUST I


                                    By:  ______________________________
                                          Name:
                                          Title:  Administrative Trustee


                                    By:  ______________________________
                                          Name:
                                          Title:  Administrative Trustee


                                    THE BANK OF NEW YORK, as Agent


                                    By:  ______________________________
                                          Name:
                                          Title:


                                    THE BANK OF NEW YORK, as Warrant Agent


                                    By:  ______________________________
                                          Name:
                                          Title:


                                    THE BANK OF NEW YORK, as Property Trustee


                                    By:  ______________________________
                                          Name:
                                          Title:

                                                                      EXHIBIT A

                        FORM OF FACE OF UNIT CERTIFICATE

         THIS CERTIFICATE IS A GLOBAL UNIT CERTIFICATE WITHIN THE MEANING OF THE UNIT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "DEPOSITARY"), OR A NOMINEE OF THE DEPOSITARY. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE UNIT AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE CONSTITUENT COMPONENTS OF THIS UNIT MUST BE SEPARATED PRIOR TO TRANSFER (EXCEPT AS PART OF A UNIT) AS PROVIDED IN THE UNIT AGREEMENT.

CERTIFICATE NO.: ___________                              CUSIP NO.: 759351 30 7
NUMBER OF UNITS: ___________

                   REINSURANCE GROUP OF AMERICA, INCORPORATED
                               RGA CAPITAL TRUST I
                                  UNIT SECURITY

         This Certificate certifies that ________ is the registered Holder of the number of Units set forth above. Each Unit consists of (i) beneficial ownership by the Holder of one Preferred Security (the "PREFERRED SECURITY") of RGA Capital Trust I, a Delaware statutory business trust (the "TRUST"), having a stated liquidation amount of $50, represented in global form by the Preferred Security Certificate attached hereto as Annex A and (ii) the rights and obligations of the Holder under one Warrant (the "WARRANT") initially to purchase 1.2508 shares of common stock, par value $0.01 per share, of Reinsurance Group of America, Incorporated, a Missouri corporation (the "COMPANY"), represented in global form by the Warrant Certificate attached hereto as Annex B. All capitalized terms used herein which are defined in the Unit Agreement (as defined on the reverse hereof) have the meaning set forth therein.

         Distributions on any Preferred Security forming part of a Unit evidenced hereby, which are payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, commencing on March 15, 2002 (a "PAYMENT DATE"), shall, subject to receipt thereof by the Agent, be paid to the Person in whose name this certificate (or a Predecessor Certificate) is registered at the close of business on the Record Date for such Payment Date, except that the proceeds of a Remarketing will be paid to the Warrant Agent in satisfaction of each Exercising Remarketing Holder's obligations to pay the Exercise Price of Warrants constituting a part of this Security.

         Distributions on the Preferred Securities will be payable at the office of the Agent in The City of New York or, at the option of the Company, by (i) U.S. Dollar check drawn on a bank in The City of New York mailed to the address of the Person entitled thereto as such address shall appear in the Register, or
(ii) upon application to the Registrar not later than the relevant Record Date by a Holder of Units in excess of $5,000,000, wire transfer in immediately available funds.

         Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Agent by manual signature, this Certificate shall not be entitled to any benefit under the Unit Agreement, the Warrant Agreement or the Trust Agreement or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the undersigned have caused this instrument to be duly executed.

                                     REINSURANCE GROUP OF AMERICA, INCORPORATED


                                     By:  _______________________________
                                           Name:
                                           Title:


                                     RGA CAPITAL TRUST I


                                     By:   _______________________________
                                           Name:
                                           Title:  Administrative Trustee




                      AGENT'S CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within mentioned Unit Agreement.

Dated:  December 18, 2001            By:     THE BANK OF NEW YORK,
                                             as Agent

                                     By:     ___________________________
                                                Authorized Signatory

                        (FORM OF REVERSE OF CERTIFICATE)

         Each Unit evidenced hereby is governed by the Unit Agreement, dated as of December 18, 2001 (as may be supplemented from time to time, the "UNIT AGREEMENT"), among the Company, the Trust, The Bank of New York, as Agent (including its successors hereunder, the "AGENT"), The Bank of New York, as Warrant Agent, and The Bank of New York, as Property Trustee, to which Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Agent, the Company, the Trust, and the Holders and of the terms upon which the Certificates are, and are to be, executed and delivered. Each Unit consists of (i) beneficial ownership by the Holder of one Preferred Security (the "PREFERRED SECURITY") of the Trust, having a stated liquidation amount of $50, represented in global form by the Preferred Security Certificate attached hereto as Annex A and (ii) the rights and obligations of the Holder under one Warrant (the "WARRANT") initially to purchase 1.2508 shares of common stock, par value $0.01 per share, of the Company, represented in global form by the Warrant Certificate attached hereto as Annex B. Pursuant to the Unit Agreement, the rights, limitations or rights, obligations, duties and immunities of the Agent, the Company, the Trust, and the Holders, and the Certificates include the rights, obligations, duties and immunities set forth in the Operative Documents, to which reference is further made for a description thereof.

         The Company may, under the circumstances as set forth in the Warrant Agreement, cause a Redemption of the outstanding Warrants which form a part of this Security. In connection therewith, the Company will, as described in the Trust Agreement, cause a Remarketing of all Preferred Securities, as set forth in the Trust Agreement, the Indenture, as applicable, and the Remarketing Agreement, which form a part of this Security.

         In no event may a Holder pay the Exercise Price of a Warrant by tendering a Preferred Security. In accordance with the terms of the Trust Agreement and the Unit Agreement, the Holder of this Unit may pay the Exercise Price for the shares of Common Stock pursuant to each Warrant constituting a part of this Unit by applying the proceeds of a Remarketing of the related Preferred Securities.

         A Holder of a Unit who does not affirmatively elect not to participate in a Remarketing on or prior to 5:00 p.m., New York City time on the Business Day immediately preceding the Remarketing Date, will be deemed to have consented to participation in such Remarketing. A Holder of a Unit who does not affirmatively elect on or prior to 5:00 p.m., New York City time, on the Business Day preceding a Remarketing Date to exercise the Warrants related to such Unit will be deemed to have consented to a Redemption of such Warrants on the Remarketing Settlement Date, The Remarketing Agent will use commercially reasonable efforts to remarket the related Preferred Securities pursuant to the terms of the Trust Agreement, the Indenture, as applicable, and the Remarketing Agreement.

         A Holder may exercise the Warrants which form a part of the Units evidenced by this Certificate at any time upon compliance with the procedures specified in the Warrant Agreement. A Holder of a Unit evidenced by this Certificate who elects to exercise Warrants prior to the Remarketing Settlement Date shall have the right to require the Trust to exchange the related Preferred Securities for Debentures having an Accreted Value equal to the Accreted Value of such Preferred Securities and to require the Company to repurchase such Debentures on the next Required Repurchase Date which is no less than 93 days after the applicable exercise date.

         Upon receipt of notice of any meeting at which holders of Preferred Securities, Debentures or Warrants are entitled to vote or upon the solicitation of consents, waivers or proxies of holders of Preferred Securities, Debentures or Warrants, the Agent shall, as soon as practicable thereafter, mail to the Holders of Units a notice (a) containing such information as is contained in the notice or solicitation, (b) stating that each Holder of Units on the record date set by the Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Preferred Securities, Debentures or Warrants entitled to vote) shall be entitled to instruct the Agent as to the exercise of the voting rights pertaining to the Preferred Securities, Debentures or Warrants underlying their Units and (c) stating the manner in which such instructions may be given. Upon the written request of the Holders of Units on such record date, received by the Agent at least 10 Business Days prior to such meeting, the Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of Preferred Securities, Debentures or Warrants as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of a Unit, the Agent shall abstain from voting the Preferred Security, Debenture or Warrant evidenced by such Unit.

         Upon the liquidation of the Trust, a principal amount at maturity of the Debentures constituting the assets of the Trust and underlying the Preferred Securities at maturity equal to the aggregate stated liquidation amount of the Preferred Securities shall be delivered to the Agent in exchange for the Preferred Securities. Thereafter, the Holders shall have such rights and obligations with respect to the Debentures as the Holders had in respect of the Preferred Securities and any reference herein to the Preferred Securities shall be deemed to be a reference to the Debentures.

         The Certificates are issuable only in registered form and only in denominations of a single Unit and any integral multiple thereof. The transfer of any Certificate will be registered and Certificates may be exchanged as provided in the Unit Agreement. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Unit Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. A Unit shall be separable into its components, and Units may be recreated as provided in the Unit Agreement; provided, however, this Certificate shall not represent more than (*) Units. All such adjustments to the equivalent aggregate principal amount at maturity of this Certificate shall be duly recorded by placing an appropriate notation on the Schedule attached hereto.

         The Holder of this Certificate, by its acceptance hereof, expressly withholds any consent to the assumption (i.e., affirmance) of the Warrant Agreement or the Warrants by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code.


--------
* Insert as appropriate for number of Units initially issued.

         The Holder of this Certificate, by its acceptance hereof, expressly agrees to be bound by the terms and provisions of the Unit Agreement, the Warrant Agreement and the Trust Agreement.

         Subject to certain exceptions, the provisions of the Unit Agreement may be amended with the consent of the Holders of a majority in number of the Units.

         The Company, the Trust, the Agent and its Affiliates and any agent of the Company or the Agent may treat the Person in whose name this Certificate is registered as the owner of the Security evidenced hereby for the purpose of receiving payments of distributions payable quarterly on the Preferred Securities and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Agent nor any such agent shall be affected by notice to the contrary.

         The Warrants shall not, prior to the exercise thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock.

         A copy of each of the Operative Documents is available for inspection at the offices of the Agent.

         This Unit shall be governed by, and construed in accordance with, the laws of the State of New York. Without limiting the foregoing, (i) matters pertaining to the Preferred Securities governed by the Trust Agreement shall be governed by and construed in accordance with the laws of Delaware and (ii) the validity of the Warrant Shares shall to the extent provided in the Warrant Agreement be governed by and construed in accordance with Missouri law.

         No representation is made as to the correctness of the CUSIP numbers either as printed on the Securities or as contained in any notice of a Redemption. Reliance may be placed only on the other identification numbers printed on the Securities, and any such Redemption shall not be affected by any defect in or omission of such numbers.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -                  as tenants in common
UNIF GIFT MIN ACT -        ---------------------Custodian---------------------
                           (cust)                                       (minor)

                           Under Uniform Gifts to Minors Act of _______

                           ____________________________________________

TEN ENT -                  as tenants by the entireties
JT TEN -                   as joint tenants with right of survivorship and not
                           as tenants in common

Additional abbreviations may also be used though not in the above list.

                            -------------------------

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

         (Please insert Social Security or Taxpayer I.D. or other Identifying Number of Assignee) __________________________________________________________
______________________________________________________________________________
______________________________________________________________________________


          (Please Print or Type Name and Address Including Postal Zip
Code of Assignee) the within Certificates and all rights thereunder, hereby irrevocably constituting and appointing __ attorney to transfer said Certificates on the books of [____________] with full power of substitution in the premises.

Dated: ___________________           __________________________________________
                                     Signature

                                     NOTICE: The signature to this
                                     assignment must correspond with
                                     the name as it appears upon the
                                     face of the within Certificates in
                                     every particular, without
                                     alteration or enlargement or any
                                     change whatsoever.


 Signature Guarantee: ___________________________________

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

          SCHEDULE OF INCREASES OR DECREASES IN GLOBAL UNIT CERTIFICATE

    This Global Unit Certificate shall represent _________ Securities unless otherwise indicated below.

      The following increases or decreases in this Global Unit Certificate have been made:


                          Amount of decrease     Amount of increase   Number of Securities
                             in Number of           in Number of        evidenced by this
                         Securities evidenced   Securities evidenced        Global Unit
                                by the                 by the               Certificate           Signature of
                              Global Unit            Global Unit          following such       authorized officer
         Date                 Certificate            Certificate       decrease or increase         of Agent
----------------------   --------------------   --------------------  ---------------------    ------------------




                    [FORM OF PREFERRED SECURITY CERTIFICATE]

[THIS PREFERRED SECURITY IS A GLOBAL PREFERRED SECURITY CERTIFICATE WITHIN THE MEANING OF THE TRUST AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "CLEARING AGENCY"), OR A NOMINEE OF THE CLEARING AGENCY. THIS PREFERRED SECURITY IS EXCHANGEABLE FOR PREFERRED SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE CLEARING AGENCY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT, AND NO TRANSFER OF THIS PREFERRED SECURITY (OTHER THAN A TRANSFER OF THIS PREFERRED SECURITY AS A WHOLE BY THE CLEARING AGENCY TO A NOMINEE OF THE CLEARING AGENCY OR BY A NOMINEE OF THE CLEARING AGENCY TO THE CLEARING AGENCY OR ANOTHER NOMINEE OF THE CLEARING AGENCY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE CLEARING AGENCY TO RGA CAPITAL TRUST I OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE CLEARING AGENCY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE CLEARING AGENCY), AND EXCEPT AS OTHERWISE PROVIDED IN THE TRUST AGREEMENT, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO.,
HAS AN INTEREST HEREIN.](1)



                   CERTIFICATE EVIDENCING PREFERRED SECURITIES

                                       OF

                               RGA CAPITAL TRUST I

                   5.75% CUMULATIVE TRUST PREFERRED SECURITIES

                      (LIQUIDATION AMOUNT $50 PER SECURITY)

CERTIFICATE NO.: ____________      NUMBER OF PREFERRED SECURITIES ______________

                                                            CUSIP NO.:__________

                  RGA CAPITAL TRUST I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that _______________ (the "Holder") is the registered owner of _________ Preferred Securities, [as increased or decreased as provided for in


----------
(1)  Insert in Global Preferred Securities only.

Schedule A hereto](*) of the Trust representing undivided beneficial ownership interests in the assets of the Trust, which are designated the "Preferred Securities," Liquidation Amount $50 per Preferred Security (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in the Trust Agreement. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued pursuant to, and shall in all respects be subject to, the provisions of the Amended and Restated Trust Agreement of the Trust, dated as of December 18, 2001 (as the same may be amended from time to time, the "Trust Agreement"), among Reinsurance Group of America, Incorporated, as Depositor, Jack B. Lay, A. Greig Woodring and Todd C. Larson, as Administrative Trustees, The Bank of New York, as Property Trustee, and The Bank of New York (Delaware), as Delaware Trustee. Capitalized terms used but not defined herein shall have the meaning given them in the Trust Agreement. The Holder is entitled to the benefits of the Guarantee Agreement, dated as of December 18, 2001, between Reinsurance Group of America, Incorporated, as Guarantor, and The Bank of New York, as Guarantee Trustee, in respect of the Preferred Securities and the Common Securities. The Depositor will provide a copy of the Trust Agreement, the Guarantee Agreement and the Indenture (including any supplemental indenture) to a Holder without charge upon written request to the Depositor at its principal place of business.

                  Upon receipt of this certificate, the Holder is bound by the Trust Agreement, Indenture and Guarantee and Indenture and is entitled to the benefits thereunder.

                  By acceptance, the Holder agrees to treat the Unit as an investment unit consisting of a Preferred Security and a Warrant, and to allocate the purchase price as set forth in the Unit Agreement.

                  By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of undivided beneficial ownership interests in the Debentures.

----------
(*)  Insert for a Global Preferred Security Certificate.

                  IN WITNESS WHEREOF, the Trust has executed this certificate this _____ day of December, 2001.

                                    RGA CAPITAL TRUST I


                                    By:______________________________________
                                         Name:
                                         Administrative Trustee


                  PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the 5.75% Cumulative Trust Preferred Securities referred to in the within-mentioned Amendment.

                  Dated:  December __, 2001

                                    THE BANK OF NEW YORK,
                                    as Property Trustee


                                    By:______________________________________
                                         Authorized Signatory

                                   ASSIGNMENT



FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:


--------------------------------------------------------------------------------
        (Insert assignee's social security or tax identification number)


--------------------------------------------------------------------------------
                    (Insert address and zip code of assignee)

and irrevocably appoints _________________________ agent to transfer this Preferred Security Certificate on the books and records of the Trust. The agent may substitute another to act for him.



Date:
      --------------------------------------



Signature:
           ---------------------------------
(Sign exactly as your name appears on the Preferred Security Certificate)

Signature Guarantee(*):











---------
(*) Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                  [FOR A GLOBAL PREFERRED SECURITY CERTIFICATE]

                      SCHEDULE OF INCREASES OR DECREASES IN
                            GLOBAL PREFERRED SECURITY



                  This Global Preferred Security shall represent __ Preferred Securities unless otherwise indicated below.

                  The following increases or decreases in this Global Preferred Security have been made:


=================================================================================================================
                                                                       Number of Preferred
                          Amount of decrease     Amount of increase    Securities evidenced
                             in Number of           in Number of              by this
                         Preferred Securities   Preferred Securities     Global Preferred
                           evidenced by this      evidenced by this     Security following        Signature of
                           Global Preferred       Global Preferred             such            authorized officer
         Date                  Security               Security         decrease or increase         of Agent
------------------------ --------------------   --------------------  ---------------------    ------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

=================================================================================================================

                          [FORM OF WARRANT CERTIFICATE]

THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE UNIT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "DEPOSITARY"), OR A NOMINEE OF THE DEPOSITARY. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE WARRANT AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS GIVEN TO IT IN THE WARRANT AGREEMENT REFERRED TO HEREIN.

                      WARRANTS TO PURCHASE COMMON STOCK OF
                   REINSURANCE GROUP OF AMERICA, INCORPORATED



NO.: ________                                     CERTIFICATE FOR _____ WARRANTS
CUSIP NO.  ____________      NUMBER OF WARRANTS GIVEN TO IT ON SCHEDULE A HERETO

         THIS CERTIFIES THAT __________, or its registered assigns, is the registered holder of the number of Warrants given to it above (the "WARRANTS") [as increased or decreased as provided for in Schedule A hereto](*). Each Warrant entitles the holder thereof (the "HOLDER"), at its option and subject to the provisions contained herein and in the Warrant Agreement referred to below, to purchase from Reinsurance Group of America, Incorporated, a Missouri corporation (the "COMPANY"), 1.2508 shares (subject to certain adjustments as given to it in the Warrant Agreement) of common stock of the Company (the "COMMON STOCK") at the Exercise Price. This Warrant Certificate shall terminate and become void, and the related Warrants shall expire, as of 5:00 p.m., New York City time, on December 15, 2050 (the "EXPIRATION DATE"), if not earlier redeemed by the Company pursuant to the terms of the Warrant Agreement, as described below or upon the earlier exercise hereof as to all the shares of Common Stock subject hereto. The number of shares issuable upon exercise of the Warrants shall be subject to adjustment from time to time as given to it in the Warrant Agreement.

         This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of December 18, 2001 (the "WARRANT AGREEMENT"), between the Company and The Bank of New York, as warrant agent (the "WARRANT AGENT," which term includes any successor Warrant Agent under the Warrant Agreement), and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties and obligations of the Company, the Warrant Agent and the Holders of the Warrants. Capitalized terms used but not defined herein shall have the meanings given to it in the Warrant Agreement. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Warrant Agent at its address for notices specified in the Warrant Agreement.

         Subject to redemption as described below, the Holder of this Warrant Certificate shall have the right, prior to the Expiration Date, at such Holder's option, to exercise the related Warrant and purchase the Exercise Amount (subject to certain adjustments given to it in the Warrant Agreement) of Common Stock at the Exercise Price, provided that the Exercise Conditions are met as of such date. If the Warrant evidenced by this Warrant Certificate is not exercised at or before 5:00 p.m., New York City time, on its Expiration Date, such Warrant shall become void, and all rights of the Holder of this Warrant Certificate hereunder and under the Warrant Agreement shall cease. The Warrant or Warrants evidenced by this Warrant Certificate may be exercised by giving notice to the Warrant Agent no later than 5:00 p.m., New York City time, on the Business Day preceding the proposed date of exercise of such Warrants, separating the Warrant from the Unit, if part of such Unit, and completing the form of election to purchase given to it on the reverse hereof and otherwise complying with the Applicable Procedures, and delivering the same, together with this Warrant Certificate (if this Warrant Certificate shall then be held in definitive form), to the Warrant Agent no later than 5:00 p.m., New York City time, on the date of such exercise, together with a Cash Payment (unless, in accordance with the Warrant Agreement, a Remarketing Payment is to be made). In no event may a Holder satisfy its obligation to pay the Exercise Price by tendering Preferred Securities.



----------
(*)  Insert for a Global Warrant Certificate.

         On the date of exercise of the Warrant or Warrants evidenced by this Warrant Certificate, the Company shall issue, and the Warrant Agent shall deliver, to or upon the order of the Holder hereof, the Exercise Amount of Common Stock to which such Holder is entitled, registered in such name or names as may be directed by such Holder. The date on which this Warrant Certificate and payment are received by the Warrant Agent shall be deemed to be the date on which the related Warrant is exercised and the related Common Stock is issued.

         Notwithstanding anything to the contrary in this Warrant Certificate or in the Warrant Agreement, (i) no fractional shares of Common Stock shall be issued by the Company upon the exercise of any Warrant, (ii) if more than one Warrant shall be exercised at the same time by the same Holder, the number of shares of Warrant Shares issuable in connection with such exercise shall be computed on the basis of the aggregate Exercise Amount of the Warrants so exercised, and (iii) on the date a Holder exercises such Holder's Warrant, the Company shall pay such Holder an amount in cash equal to the then-current Market Price (multiplied by the related fraction) of Common Stock for such fractional shares, computed to the nearest whole cent.

         If fewer than all of the Warrants evidenced by this Warrant Certificate are exercised, the Company shall execute, and an authorized officer of the Warrant Agent shall countersign and deliver, a new Warrant Certificate evidencing the number of Warrants remaining unexercised.

         The "EXERCISE CONDITIONS" require that, with respect to any Warrant on any date on which such Warrant is or is proposed to be exercised by the Holder thereof:

                  (a) the Company shall have a registration statement in effect under the Securities Act covering the issuance and sale of the related Exercise Amount of Common Stock upon exercise of such Warrant or the issuance and sale (and resale) of the related Exercise Amount of Common Stock upon exercise of such Warrant is exempt from the registration requirements of the Securities Act;

                  (b) such shares of Common Stock have been registered, qualified or are deemed to be exempt under applicable state securities laws; and

                  (c) to the extent required by applicable law, a then current prospectus relating to the Common Stock shall be delivered to such exercising Holder.

         As provided in the Warrant Agreement, the number of shares of Warrant Shares issuable upon the exercise of the Warrants is subject to an anti-dilution adjustment upon the happening of certain events. The Warrant Agreement also provides for certain adjustments and/or distributions in the event of certain events relating to a merger or combination of the Company, and similar events.

         Subject to satisfaction of the Redemption Conditions, the Company may elect to cause a Redemption of the Warrants, and a contemporaneous remarketing of the Preferred Securities, for cash or in its Common Stock or a combination thereof, in an amount equal to the Warrant Redemption Amount, in accordance with the Warrant Agreement, the Trust Agreement and the Unit Agreement.

         A Holder may elect to exercise a Warrant in lieu of Redemption, if (A) such Warrant is held as a component of a Unit, by notice given to the Warrant Agent and the Unit Agent; or (B) such Warrant is not held as a component of a Unit, by notice given to the Warrant Agent, in each case prior to 5:00 p.m., New York City time, on the Business Day prior to the related Redemption Date. In the absence of an election to exercise a Warrant in lieu of a Redemption, a Holder will be deemed to have elected to have its Warrants redeemed on the Redemption Date.

         If a Holder elects to exercise a Warrant pursuant to the preceding paragraph, then such Holder must tender the Exercise Price for such Warrant as a Cash Payment, and must follow certain procedures given to it in the Warrant Agreement; provided, however, that if (i) such Warrant is, on the Remarketing Date, held pursuant to the Unit Agreement, (ii) such Holder has not opted out of participating in the Remarketing, and (iii) a Successful Remarketing shall have occurred, then the Exercise Price of such Warrant will be paid by a Remarketing Payment, and the Property Trustee will, in connection with such Remarketing Payment, apply the proceeds of the Remarketing of the related Preferred Security in accordance with the terms of the Remarketing Agreement and the Unit Agreement.

         Any Warrant so redeemed or exercised will, upon such redemption or exercise, cease to be outstanding.

         If a Redemption cannot occur because of an inability, following the Company's best efforts, to satisfy the Redemption Conditions, the Company will promptly notify the Warrant Agent and each Holder (at its address specified in the Warrant Register) thereof. Such event will not constitute a default under the Warrant Agreement so long as the Company is using its best efforts to satisfy the Redemption Conditions and to otherwise comply with the provisions thereof; and the Company may, under such circumstances, subsequently seek to remarket the Preferred Securities and contemporaneously redeem the Warrants.

         The Warrants are subject to redemption, at the Holder's option, upon a Change of Control as set forth in the Warrant Agreement.

         The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with the transfer or exchange of the Warrant Certificates pursuant to the Warrant Agreement, but not for any exchange or original issuance (not involving a transfer) with respect to temporary Warrant Certificates, the exercise of the Warrants or the issuance of the Common Stock.

         This Warrant Certificate may be exchanged at the office of the Warrant Agent by presenting this Warrant Certificate properly endorsed with a request to exchange this Warrant Certificate for other Warrant Certificates evidencing an equal number of Warrants, in accordance with the Warrant Agreement.

         All Warrant Shares, upon issuance, shall be duly and validly issued and fully paid and non-assessable.

         The holder in whose name this Warrant Certificate is registered may be deemed and treated by the Company and the Warrant Agent as the absolute owner of this Warrant Certificate for all purposes whatsoever and neither the Company nor the Warrant Agent shall be affected by notice to the contrary.

         Neither this Warrant Certificate, nor the Warrant evidenced hereby, entitles the Holder hereof to any of the rights of a shareholder of the Company.

         This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned and authenticated by the Warrant Agent.

                                   REINSURANCE GROUP OF AMERICA, INCORPORATED


                                   By:   ___________________________
                                         Name:
                                         Title:



DATED:

Authenticated and Countersigned:


__________________________________
THE BANK OF NEW YORK,
as Warrant Agent


By _______________________________
      Authorized Signatory

                         REVERSE OF WARRANT CERTIFICATE

          FORM OF ELECTION TO EXERCISE WARRANT TO PURCHASE COMMON STOCK
                 (TO BE EXECUTED ONLY UPON EXERCISE OF WARRANTS)

                   REINSURANCE GROUP OF AMERICA, INCORPORATED

         The undersigned hereby irrevocably elects to exercise ___ Warrants at an Exercise Price of $______ per Warrant to acquire the Exercise Amount (as determined pursuant to the Warrant Agreement) per Warrant of Common Stock of Reinsurance Group of America, Incorporated on the terms and conditions specified within this Warrant Certificate and the Warrant Agreement therein referred to, surrenders this Warrant Certificate and all right, title and interest therein and directs that the shares of Common Stock deliverable upon such exercise be registered or placed in the name and at the address specified below and delivered thereto.

         The signature below must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed.

Dated: ____________, ____


                                   -------------------------------------
                                     (Signature of Holder)


                                   -------------------------------------
                                     (Street Address)


                                   -------------------------------------
                                     (City)        (State)    (Zip Code)


                                   Signature Guaranteed by:


                                   -------------------------------------
                                   (Signature must be
                                   guaranteed by an eligible
                                   guarantor institution
                                   (banks, stock brokers,
                                   savings and loan
                                   associations and credit
                                   unions) with membership in
                                   an approved guarantee
                                   medallion program pursuant
                                   to Securities Exchange
                                   Commission Rule 17Ad-5)

Common Stock to be issued to:

Please insert social security or identifying number:

                  Name:_______________________________________________________

                  Street Address:____________________________________________

                  City, State and Zip Code:__________________________________

Any unexercised Warrants represented by the Warrant Certificate to be issued to:

                  Please insert social security or identifying number:

                  Name:______________________________________________________

                  Street Address:____________________________________________

                  City, State and Zip Code:__________________________________

                 [TO BE ATTACHED TO GLOBAL WARRANT CERTIFICATES]

                                                                     SCHEDULE A

        SCHEDULE OF INCREASES OR DECREASES IN GLOBAL WARRANT CERTIFICATE

               This Global Certificate shall represent __ Warrants unless otherwise indicated below.

         The following increases or decreases in this Global Warrant Certificate have been made:



                          Amount of decrease      Amount of increase     Number of Warrants
                             in Number of           in Number of         evidenced by the
                          Warrants evidenced      Warrants evidenced      Global Warrant
                                by the                 by the               Certificate           Signature of
                            Global Warrant         Global Warrant          following such       authorized officer
         Date                 Certificate            Certificate       decrease or increase         of Agent
----------------------   --------------------    --------------------  ---------------------    ------------------


                                                                      EXHIBIT B



                        FORM OF ELECTION NOT TO REMARKET

THE BANK OF NEW YORK
101 Barclay Street Floor
21 West New York, New York 10286
Attention:  Corporate Trust Administration



         Re:      ________ Trust Preferred Income Equity Redeemable Securities
                 (PIERS) Units ("Securities") of Reinsurance Group of America, Incorporated and RGA Capital Trust I
                                  --------------------
         The undersigned Holder hereby advises you that it has elected NOT to participate in the Remarketing set forth below with respect to the corresponding number of Preferred Securities that are a component of Securities of which the undersigned is the beneficial owner:

         Remarketing Settlement Date:                      ___________________
         Number of Preferred Securities NOT to Remarket:   ___________________

         The notification to the Remarketing Agent to be sent by you on the Business Day immediately preceding the above Remarketing Date shall NOT include the aggregate number of Preferred Securities set forth above. Unless otherwise defined herein, terms defined in the Unit Agreement dated ___________, 2001 among you, in your capacities as Agent, Warrant Agent and Property Trustee and Reinsurance Group of America, Incorporated and the RGA Capital Trust I are used herein as defined therein. This notice is being delivered pursuant to Section
5.1 of the Unit Agreement relating to the Securities.

Date: _______________________            _____________________________________
                                                       Signature

                                         Signature Guarantee:_________________

Please print name and address of
Registered Holder:



____________________________________     _____________________________________
Name                                     Social Security or other Taxpayer
                                         Identification Number, if any
Address:

____________________________________

____________________________________

                                                                      EXHIBIT C

                     NOTICE OF EXERCISING REMARKETING HOLDER

THE BANK OF NEW YORK
101 Barclay Street Floor
21 West New York, New York 10286
Attention:  Corporate Trust Administration

LEHMAN BROTHERS INC.
101 Hudson Street
Jersey City, New Jersey 07302
Attention:



         Re: ________ Trust Preferred Income Equity Redeemable Securities (PIERS) Units ("Securities") of Reinsurance Group of America, Incorporated and RGA Capital Trust I
                                  -------------------


         Reference is made to Reinsurance Group of America, Incorporated's Notice of Redemption dated ___, 20__ notifying Holders of the Securities of the redemption of the Warrants on _____, 20__. This notice constitutes an election by the undersigned NOT to have the Warrants identified below redeemed. The undersigned hereby advises you of its election to exercise the following number of Warrants which constitute component parts of Securities beneficially owned by the undersigned:

         Number of Warrants to Be Exercised:  ______________________

         Unless otherwise defined herein, terms defined in the Unit Agreement dated as of ____________, 2001 among you, in your capacity as Agent, Warrant Agent and Property Trustee, Reinsurance Group of America, Incorporated and RGA Capital Trust I are used herein as defined therein. This notice is being delivered pursuant to Section 5.1 of the Unit Agreement.

Date: _______________________             ____________________________________
                                                       Signature

                                          Signature Guarantee:________________

Please print name and address of
Registered Holder:


____________________________________      ____________________________________
Name                                      Social Security or other Taxpayer
                                          Identification Number, if any
Address:

____________________________________

____________________________________

                                                                      EXHIBIT D

                NOTICE OF CHANGE OF CONTROL REMARKETING ELECTION

THE BANK OF NEW YORK
101 Barclay Street Floor
21 West New York, New York 10286
Attention:  Corporate Trust Administration



         Re:      _________ Trust Preferred Income Equity Redeemable Securities
                 (PIERS) Units ("SECURITIES") of Reinsurance Group of America, Incorporated and RGA Capital Trust I
                                  -------------------

         Reference is made to the Reinsurance Group of America, Incorporated's notice of a Change of Control dated ________, 20__. The undersigned hereby advises you of its election to have the following number of Warrants which constitute component parts of Securities beneficially owned by the undersigned redeemed as aforesaid:

         Number of Warrants to Be Redeemed:   ______________________

         Unless otherwise defined herein, terms defined in the Unit Agreement dated as of _____________, 2001 you, in your capacities as Warrant Agent and Property Trustee, Reinsurance Group of America, Incorporated and RGA Capital Trust I are used herein as defined therein. This notice is being delivered pursuant to Section 5.3 of the Unit Agreement.

Date: _______________________            ____________________________________
                                                     Signature

                                         Signature Guarantee:________________

Please print name and address of
Registered Holder:

____________________________________     ____________________________________
Name                                     Social Security or other Taxpayer
                                         Identification Number, if any
Address:

____________________________________

____________________________________

                                                                      EXHIBIT E

               NOTICE OF CHANGE OF CONTROL EXCHANGE AND REPURCHASE

THE BANK OF NEW YORK
101 Barclay Street Floor
21 West New York, New York 10286
Attention:  Corporate Trust Administration



         Re: __________Trust Preferred Income Equity Redeemable Securities (PIERS) Units ("SECURITIES") of Reinsurance Group of America, Incorporated and RGA Capital Trust I
                                  --------------------

         Reference is made to Reinsurance Group of America, Incorporated's notice of a Change of Control dated ____, 20__. The undersigned Holder hereby advises you that it has elected (i) to have the number of Preferred Securities set forth below exchanged for an equivalent Accreted Value of Debentures and
(ii) to have such Debentures repurchased by Reinsurance Group of America, Incorporated, or its successor, as provided in the Unit Agreement, the Trust Agreement and the Indenture:

         Number of Preferred Securities to Exchange:   ______________________
         Number of Debentures to Repurchase:           ______________________

         Unless otherwise defined herein, terms defined in the Unit Agreement dated as of ___________, 2001 with you, in your capacities as Warrant Agent and Property Trustee, Reinsurance Group of America, Incorporated and RGA Capital Trust I (the "UNIT AGREEMENT") are used herein as defined therein. This notice is being delivered pursuant to Section 5.3 of the Unit Agreement.

Date: _______________________            ____________________________________
                                                       Signature

                                         Signature Guarantee:________________

Please print name and address of
Registered Holder:


____________________________________     ____________________________________
Name                                     Social Security or other Taxpayer
                                         Identification Number, if any
Address:

____________________________________

____________________________________

                                                                       EXHIBIT F

                                  FEE SCHEDULE

                                   [attached]



                                      F-1